As filed with the Securities and Exchange Commission on February 22, 2005

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Four Palo Alto Square, 3000 El Camino Real, Suite 200

Palo Alto, CA 94306

(650) 813-6200

(Address and Telephone Number of Principal Executive Offices)

Manuel A. Henriquez

Chairman of the Board and Chief Executive Officer

Hercules Technology Growth Capital, Inc.

Four Palo Alto Square, 3000 El Camino Real, Suite 200

Palo Alto, California 94306

(Name and Address of Agent for Service)

Copies to:

Joshua A. Leuchtenburg, Esq. Ropes & Gray LLP 45 Rockefeller Plaza New York, NY 10111-0087 Telephone: (212) 841-5700 Facsimile: (212) 841-5725	Steven B. Boehm, Esq. Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415 Telephone: (202) 383-0100 Facsimile: (202) 637-3593

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box   ☐

If appropriate, check the following box:

☐	This amendment designates a new date for a previously filed registration statement.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock, $.001 par value per share	$60,000,000	$7,062

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2)	Calculated pursuant to Rule 457(a) based on an estimate of the proposed maximum aggregate offering price.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 22, 2005

HERCULES TECHNOLOGY

GROWTH CAPITAL, INC.

                Shares

Common Stock

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms as well as certain publicly-traded companies. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston and Chicago areas. Our goal is to be the capital provider of choice for technology-related companies requiring sophisticated and customized financing solutions.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Prior to this offering, there has been no public market for our shares. We currently estimate that the initial public offering price per share of our common stock will be between             and             . We intend to apply for quotation of our shares of common stock on the Nasdaq National Market under the symbol “HTGC.”

This prospectus contains important information you should know before investing in our common stock. Please read it before making an investment decision and keep it for future reference. See “ Risk Factors” beginning on page 9 to read about risks that you should consider before investing in our common stock. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering.

	Per Share	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds to us, before expenses (1)	$	$

(1)	Before deducting estimated expenses payable by us of approximately $ .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters a 30-day option to purchase up to an additional             shares of our common stock to cover over-allotments, if any, at the public offering price less the underwriting discount. If the over-allotment option is exercised in full, the total public offering price will be $             , the total underwriting discount will be $            , and the total proceeds to us, before estimated expenses of $            , will be $            .

The underwriters expect the shares of our common stock will be ready for delivery to purchasers on or about                     , 2005.

JMP Securities

The date of this prospectus is                     , 2005

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

Our fiscal year ends on December 31. Fiscal years are identified in this prospectus according to the calendar year that they represent. For example, the fiscal year ended December 31, 2004 is referred to herein as “fiscal 2004.”

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. The following summary is qualified in its entirety by reference to the more detailed information and financial statements appearing elsewhere in this prospectus. Except as otherwise noted, all information in this prospectus assumes no exercise of the underwriters’ over-allotment option. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms as well as certain publicly-traded companies. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston and Chicago areas. Our goal is to be the capital provider of choice for technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act, and we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code on or prior to January 1, 2006.

We commenced investment operations in September 2004. Our investment portfolio, as of December 31, 2004, included structured mezzanine debt investments in five portfolio companies representing $16.7 million of invested capital. We had also extended to one additional portfolio company a commitment to invest $5.0 million in structured mezzanine debt, of which $3.5 million was funded in January 2005.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet, telecommunications, telecommunications equipment, media and life sciences. Within the life science sub-sector, we expect to focus on medical device, bio-pharmaceutical and health care services and information systems companies. We refer to these companies as “technology-related” companies.

We anticipate that our portfolio will be comprised of investments in technology-related companies at various stages of their development. Our emphasis will be on private companies following or in connection with their first institutional round of equity financing, which we refer to as emerging-growth companies, and private companies in later rounds of financing, which we refer to as expansion-stage companies. To a lesser extent, we will make investments in established companies comprised of private companies in one of their final rounds of equity financing prior to a liquidity event or select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution.

Our management team, which includes Manuel A. Henriquez, our co-founder, Chairman and Chief Executive Officer, and Glen C. Howard, our co-founder and President, is currently comprised of nine professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on structured mezzanine investments in technology-related companies for the following reasons:

Technology-Related Companies Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, in part because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending that has resulted in tightened credit standards in recent years. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

Unfulfilled Demand for Structured Debt Financing by Technology-Related Companies. Private debt capital from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that this demand is currently unfulfilled, in part because the historically largest structured lenders to technology-related companies have exited the market while at the same time lending requirements of traditional lenders have become more stringent. We therefore believe we are entering the structured lending market at an opportune time.

Structured Mezzanine Debt Products Complement Equity Financing from Venture Capital and Private Equity Funds. We believe that our structured mezzanine debt products will provide an additional source of growth capital for technology-related companies that may otherwise only be able to obtain equity financing through incremental investments by their existing investors. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth prior to a subsequent equity financing round or prior to a liquidity event.

Lower Valuations for Private Technology-Related Companies. During the downturn in technology-related industries that began in 2000, we saw sharp and broad declines in valuations of venture capital and private equity-backed technology-related companies. We believe that the valuations currently assigned to these companies in private financing rounds will allow us to build a portfolio of equity-related securities at attractive valuation levels.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team. We have assembled a team of senior investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments will have the potential to produce attractive risk-adjusted returns through current income as well as capital appreciation from our equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of principal amortization, cash interest payments, relatively short maturities, taking security interests in the assets of our portfolio companies, requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment. Our debt investments will typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We believe that our debt investments will be viewed as an attractive source of capital and that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We will provide growth capital to technology-related companies at all stages of development, which we believe will provide us with a broader range of potential investment opportunities than those available to many of our competitors, who generally choose to make investments during a particular stage in a company’s development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process, including sourcing, originations, transaction monitoring and post-investment performance. As of February 1, 2005, our proprietary SQL-based database system included over 5,000 technology-related companies and over 1,100 venture capital private equity sponsor/investors, as well as various other industry contacts.

General Information

Our principal executive offices are located at Four Palo Alto Square, 3000 El Camino Real, Suite 200, Palo Alto, California 94306, and our telephone number is (650) 813-6200. We also have offices in Waltham, Massachusetts, Boston, Massachusetts and the Chicago, Illinois area. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The Offering

Common Stock Offered By Us (1)	shares

Common Stock to be Outstanding After this Offering (1) (2)	shares

Use of Proceeds

We plan to use the net proceeds from this offering to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. See “Use of Proceeds.”

Listing	Our shares have no history of public trading. We intend to apply for quotation of our common stock on the Nasdaq National Market under the symbol “HTGC.”

Trading

Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

Taxation

Since our incorporation, we have been taxed as a corporation under Subchapter C of the Internal Revenue Code. We intend to elect to be treated for federal income tax purposes as a RIC on or prior to January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. We may be required, however, to pay corporate-level federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

(1)	Excludes shares of common stock that may be issued pursuant to the underwriters’ over-allotment option.
(2)	Excludes 946,659 shares of common stock issuable upon the exercise of outstanding options and warrants and additional shares of common stock issuable upon the exercise of options expected to be granted in connection with this offering.

Distributions

We intend to distribute quarterly dividends to our stockholders following our election to be treated as a RIC. The amount of our quarterly distributions will be determined by our board of directors out of assets legally available for distribution. We intend to elect to be treated as a RIC on or prior to January 1, 2006, and as such, to distribute thereafter to our stockholders annually at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, increased to take into account any earnings and profits from the period prior to our RIC election. We currently intend to retain some or all of our net long-term capital gains to build our net asset value per share and to elect to make deemed distributions of such amounts to our stockholders. We may, in the future, make actual distributions to our stockholders of net long-term capital gains.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Leverage

We expect to borrow funds to make additional investments. We expect to use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Risk Factors

Investing in our common stock involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common stock. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities as we seek. We may borrow funds to make our investments in portfolio companies. If we do, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” beginning on page 9 for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, which we refer to as the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

After completion of this offering, our common stock will be registered under the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and we will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

Stockholder Transaction Expenses:
Sales load (as a percentage of the public offering price)%		(1)
Offering expenses borne by us	%	(2)
Dividend reinvestment plan fees	%	(3)

Total stockholder transaction expenses (as a percentage of the public offering price)%

Annual Expenses (as a percentage of net assets attributable to common stock): (4)
Operating expenses	9.0	%(5)(6)
Interest payments on borrowed funds	—	%(7)

Total annual expenses	9.0	%(8)

(1)	The underwriting discount with respect to our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.
(2)	The percentage reflects estimated offering expenses of approximately $ .
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “operating expenses”. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(4)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which were $25.1 million at December 31, 2004.
(5)	“Operating expenses” represent our operating expenses based on actual results for the period from February 2, 2004 (commencement of our operations) through December 31, 2004.
(6)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(7)	“Interest payments on borrowed funds” represents our interest expense based on actual results for the period from February 2, 2004 (commencement of our operations) through December 31, 2004 when we had no indebtedness outstanding. However, we expect to borrow funds to finance our investment operations, and we would, thereafter, make interest payments on borrowed funds, which would increase our expenses.
(8)	“Total annual expenses” is the sum of “operating expenses” and “interest payments on borrowed funds”. We expect to borrow money to leverage our stockholders’ equity and increase our total assets and, as a result, this figure will be higher after we borrow money.

This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table above are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of a         % sales load (the underwriting discount paid by us with respect to our common stock sold in this offering) and our payment of annual operating expenses at the levels set forth in the table above, which, except as indicated below, does not include leverage.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (1)	$	$	$	$

(1)	Amounts shown assume that we do not have any outstanding borrowings. We have not entered into any borrowing arrangements as of the date of this prospectus, but we expect to do so in the future.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes included elsewhere in this prospectus. The selected balance sheet data as of the end of fiscal 2004 presented below, and the selected income statement data for the period from February 2, 2004 through the end of fiscal 2004, have been derived from our audited financial statements included elsewhere herein, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period.

Period from February 2, 2004 to December 31, 2004(1)
Statement of operations data:
Interest income	$214,100

Employee compensation	1,164,504
Stock option costs(2)	680,000
General and administrative	388,885
Organization costs	15,000
Depreciation	7,533

Total operating expenses	2,255,922

Decrease in net assets resulting from operations	$(2,041,822)

As of December 31, 2004
Balance sheet data:
Investments	$16,700,000
Cash and cash equivalents	8,678,329
Total assets	25,232,672
Total liabilities	154,539
Total stockholders’ equity	$25,078,133

Other Data:
Total fundings	$16,700,000
Unfunded commitments	5,000,000
Net asset value per share	$12.18

(1)	We commenced operations on February 2, 2004 and as a result, there is no period with which to compare our results of operations for the period from February 2, 2004 (commencement of operations) through December 31, 2004.
(2)	Non-cash expense under FAS 123 related to options and warrants granted to employees at the time of our June 2004 private offering and options granted to employees in December 2004.

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

We have a limited operating history, and we have not previously operated as a business development company or as a RIC, which may affect our ability to manage our business and impair your ability to assess our prospects.

We were incorporated in December 2003 and commenced investment operations in September 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially. Prior to this offering, we have not operated as a business development company or as a RIC. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business within these frameworks. See “Regulation” and “Certain United States Federal Income Tax Considerations.” If we fail to maintain our status as a business development company or a RIC, our operating flexibility would be significantly reduced.

We are dependent upon key management personnel for our future success, particularly Manuel A. Henriquez and Glen C. Howard, and if we are not able to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend on the members of our senior management, particularly Messrs. Henriquez and Howard, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of Messrs. Henriquez or Howard or any other senior members of management, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining these personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships or develop new relationships with other firms or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms as well as other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Internal Revenue Code, or the Code, imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders upon our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our ordinary income and capital gain net income except for certain net long-term capital gains recognized after we become a RIC, which we intend to retain, pay applicable income taxes, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

If we incur debt, it could increase the risk of investing in our company.

As of the date of this prospectus, we have no outstanding borrowings. However, we expect to incur indebtedness in the future to the extent permitted by the 1940 Act. As a result, we may, in the future, borrow from, and issue senior debt securities to, banks, insurance companies and other lenders.

Lenders will have fixed dollar claims on our assets that are superior to the claims of our stockholders. In the case of a liquidation event, those lenders will receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our investments are expected to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our board of directors, based on the recommendations of the valuation committee of our board of directors. The valuation committee utilizes its best judgment in arriving at the fair value of these securities. However, the board of directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Regulations governing our operation as a business development company affect our ability to, and the way in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities, including borrowings or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, it would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance our operations. As a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution. In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

Our ability to invest in certain private and public companies may be limited in certain circumstances.

As a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an “eligible portfolio company” and the marginable securities requirement, see the section entitled “Regulation—Qualifying Assets.”

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has recently issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We are currently in the process of reviewing the SEC’s proposed rules and assessing their impact, to the extent such proposed rules are subsequently approved by the SEC, on our investment activities. We do not believe that these proposed rules will have a material adverse effect on our operations.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and we may be required to adjust our investment focus to comply with any future administrative position or action taken by the SEC.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. It is possible that the original issue discount may be significant. Because these warrants would not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to met these distribution requirements, we will not qualify for the federal income tax benefits allowable to, and we will not be able to maintain our status as, a RIC. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth, which will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at fixed rates, and our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that substantially all of our initial investments in debt securities will be at fixed rates. However, in the event we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

It is likely that the terms of any long-term or revolving credit facility we may enter into in the future could constrain our ability to grow our business.

While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will at some time in the future obtain a long-term or revolving credit facility. The lender or lenders under this credit facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. We expect our credit facility to contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

If we are unable to satisfy Internal Revenue Code requirements for qualification as a RIC, we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

After we elect, and if we qualify, to be treated as a RIC, we can generally avoid corporate-level federal income taxes on income distributed to our stockholders as dividends. In addition, as a RIC, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we failed to qualify as) a RIC that are recognized within the next 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” We will not qualify for this pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and remain or become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. For additional information regarding our regulatory requirements, see “Regulation” and “Certain United States Federal Income Tax Considerations.” Any net operating losses we incur in periods when we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net short-term capital losses) that we are otherwise required to distribute and we cannot pass such net operating losses through to shareholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

RISKS RELATED TO OUR INVESTMENTS

We have not yet identified the portfolio companies in which we will invest the net proceeds of this offering.

Our investments will be selected by our management team, subject to the approval of our investment committee, and our stockholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our investments are concentrated in a limited number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on its obligations under any of its debt securities that we hold or if any of these technology-related industry sectors experience a downturn.

We intend to invest the net proceeds of this offering in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, we intend to invest, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies. As a result, a downturn in technology-related industry sectors could materially adversely affect us.

Our investments may be concentrated in emerging-growth or expansion-stage portfolio companies, which may have limited operating histories and financial resources.

We expect that our portfolio will consist primarily of investments in emerging-growth and expansion-stage privately-owned businesses, which may have relatively limited operating histories. Compared to larger established or publicly-owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, decreasing product life cycles and periodic downturns, and you could lose all or part of your investment.

We will invest primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, there was substantial excess production capacity and a significant slowdown in many technology-related industries. This overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We may invest in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and in most instances to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than financing companies that are sponsored by venture capital or private equity firms.

Economic recessions or downturns could impair our portfolio companies’ ability to repay our loans, increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which may have an adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect our investment returns. In addition, the intellectual property held by our portfolio companies often represent a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property they currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of the members of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and a smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. They will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to such third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets, or from traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than financing companies that are able to utilize traditional credit sources.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders following our election to be treated as a RIC under the Code on or prior to January 1, 2006. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses.

While we believe our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions or from cash flow from operations, we will typically attempt to mitigate our credit risks by taking a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured mezzanine debt, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms or that we will be able to collect on the loan should we be forced to enforce our remedies. In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, the return on our invested capital will be lower, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses we experience on defaults under debt securities that we hold. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

RISKS RELATED TO THIS OFFERING

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	not electing or losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	general economic conditions and trends; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholder and our independent directors to such issuance.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control and preventing the removal of incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statutes are not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting any business combination between us and any person from the Business Combination Act, subject to prior approval of such business combination by our board, including a majority of our directors who are not interested persons as defined in the 1940 Act, and a resolution exempting any business combination with certain investment funds managed by JMP Asset Management LLC and certain investment funds managed by Farallon Capital Management, L.L.C. We have agreed with such investment funds that we will not repeal or amend such provision of our bylaws prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. If the applicable board resolution is repealed or our board does not otherwise approve a business combination, the Business Combination Act and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Under our charter, our board of directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

If our stockholders sell substantial amounts of our common stock in the public market following this offering, the market price of our common stock could decrease. Upon completion of this offering we will have              shares of common stock outstanding. Of these shares, the              shares sold in this offering will be freely tradeable. We and our executive officers, directors and certain of our stockholders will be subject to agreements with the underwriters that restrict our and their ability to transfer our stock for a period of 180 days from the date of this prospectus in the case of us, our officers, and directors and              days from the date of this prospectus in the case of such other shareholders, subject to limited exceptions, including our filing of a registration statement, as described below. For a detailed description of these agreements, see “Underwriting.” After the lock-up agreements expire, an aggregate of              additional shares of our common stock will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. In addition, in connection with our June 2004 private offering, we entered into a registration rights agreement pursuant to which we have agreed to use our best effects to file a shelf registration statement within 30 days of the completion of this offering to cover resales of the shares of common stock and warrants purchased in the June 2004 offering. For a more detailed description of the registration rights agreement, see “Description of Capital Stock—Registration Rights.” We must also use our best efforts to have the shelf registration declared effective within 90 days of its initial filing with the SEC, after which approximately              additional shares of our common stock would be eligible for sale in the public market. For a detailed discussion of the shares eligible for future sale, see “Shares Eligible for Future Sale.”

If you purchase shares of common stock sold in this offering, you will experience immediate dilution.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $             per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering and the fact that our earlier investors paid, on average, less than the initial public offering price per share when they purchased their shares. You will experience additional dilution upon the exercise of stock options to purchase common stock by our employees and directors under our stock option plan and upon the exercise of outstanding warrants.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors”. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. These data were reported by Dow Jones, VentureOne, an independent venture capital industry research company which we refer to as VentureOne, in releases entitled “4Q ‘03 Venture Capital Investment Increases,” dated January 26, 2004, “Venture-Backed Valuations Decline in 4Q ‘03,” dated March 1, 2004 and “Equity Financings for U.S. Venture-Backed Companies by Industry Group (1998-Q42004),” dated January 21, 2005, along with attached data tables. VentureOne is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

Certain industry estimates presented in this prospectus have been compiled by us from internally generated information and data, which, while believed by us to be reliable, have not been verified by any independent sources. These estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. The failure of this market to grow at projected rates could have a material adverse effect on our business and the market price of our common stock.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY AND

A REGULATED INVESTMENT COMPANY

Since our incorporation, we have been taxed as a corporation under Subchapter C of the Code. In connection with this offering, we have filed an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006.

We were initially capitalized in February 2004 and in June 2004 we completed a private placement of 904,636 units at a price of $30.00 per unit, raising an aggregate of approximately $23.9 million in net proceeds. Each such unit consisted of two shares of our common stock, one warrant to purchase one share of our common stock with up to a 1-year term and one warrant to purchase one share of our common stock with a 5-year term. We paid a placement fee to JMP Securities LLC, the initial purchaser in such private placement, of $2.10 per unit.

In January 2005, investment funds managed by JMP Asset Management LLC completed the purchase of 72,000 units at a price of $30.00 per unit, less a placement fee of $2.10 per unit pursuant to an option granted to JMP Asset Management LLC in connection with our June 2004 private offering. In addition, in January 2005 Mr. Henriquez, our Chairman and Chief Executive Officer, and Mr. Howard, our President, purchased the equivalent of 40,000 units and 13,500 units, respectively, and four other employees purchased an aggregate of 8,567 units, in each case at a price of $30.00 per unit. In connection with such transactions, we raised an aggregate of approximately $1.8 million in net proceeds.

Our election to be regulated as a business development company and our election to be treated as a RIC will require certain actions and effect a number of changes to our activities and policies.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or for investments that do not have a readily available market value, their “fair value” determined by our board of directors, with changes in these values reported through our consolidated statement of operations under the caption of “unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our income tax expense should be reduced or eliminated.

We intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. This election should reduce or eliminate the federal corporate-level income tax we will be required to pay after such election. So long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally should be required to pay income taxes only on the portion of our taxable income we do not distribute (actually or constructively) and certain built-in gains. From the completion of this offering through December 31, 2005, we will continue to be taxed as a corporation under Subchapter C the Code. However, any capital gains we recognize after this offering and prior to our election to be taxed as a RIC will, when distributed to you, be taxed as ordinary income and not as capital gains, as would have been the case had we been taxed as a RIC as of the date of this offering.

Change in Dividend Policy.

As a corporation taxed under Subchapter C of the Code, we have not made distributions to our stockholders, but have instead retained all of our income, including capital gains. Following our election to be treated as a RIC under the Code, we intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution.

Changes to Warrants.

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. The following steps were taken in accordance with the terms of our outstanding warrants in order to comply with this requirement:

•	Pursuant to terms of our outstanding warrants, the expiration date of all of our outstanding 1-year common stock warrants was accelerated to the date immediately prior to our filing of an election with the SEC to be regulated as a business development company under the 1940 Act.

•	As a result of the acceleration of the expiration date of the 1-year warrants, the exercise price of all 1-year warrants and 5-year warrants was adjusted on January 14, 2005 to $10.57 per share, the net asset value per share of our common stock on the date of determination as adjusted in accordance with the terms of the warrants based on an estimate of cancellation of 5-year warrants in connection with our election to be regulated as a business development company.

•	1-year warrants to purchase 1,175,963 shares of our common stock were exercised generating proceeds to us of approximately $12.4 million and 94,456 then outstanding 1-year warrants that remained unexercised at the close of business on February 21, 2005 expired by their terms.

•	Immediately prior to filing our business development company election with the SEC, 5-year warrants to purchase 597,196 shares of our common stock were cancelled and simultaneously with such cancellation, we issued to the holders of such 5-year warrants one share of our common stock for every two 5-year warrants so cancelled.

Exemptive Relief.

In connection with this offering, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, although we cannot provide any assurance that we will receive any such exemptive relief, we expect to request that the SEC permit us to issue stock options to our non-employee directors as contemplated by the 1940 Act.

USE OF PROCEEDS

We estimate that the net proceeds of this offering will be approximately $             ($             if the underwriters exercise the over-allotment option in full), after deducting the underwriting discount and estimated offering expenses of $             payable by us. We plan to use the net proceeds to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. However, we have not allocated any portion of the net proceeds to any particular investment. We estimate that it will take at least nine to 12 months for us to invest substantially all of the net proceeds of this offering consistent with our investment objective, depending on the availability of attractive investment opportunities and market conditions. The 1940 Act requires us to use the net proceeds within two years of the completion of this offering, and we believe we will be able to do so in that time frame. Pending the uses described above, including investment in accordance with our investment strategy, we intend to invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in time deposits and other short-term instruments.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders following our election to be taxed as a RIC, which we expect to occur on or prior to January 1, 2006. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We currently intend to retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We generally intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain United States Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2004;

•	on an actual basis;

•	on a pro forma basis to give effect to (i) our sale of 134,067 units in January 2005, (ii) the exercise of 1-year warrants to purchase 1,175,963 shares of our common stock prior to our election to be regulated as a business development company, and (iii) the cancellation of 5-year warrants to purchase 597,196 shares of our common stock and the simultaneous issuance of 298,598 shares of our common stock to the holders thereof; and

•	on a pro forma as adjusted basis to give effect to our sale of common stock in this offering and the application of the estimated net proceeds that we expect to receive from our sale of common stock in this offering as described under “Use of Proceeds.”

This table should be read together with “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and related notes included elsewhere in this prospectus.

	December 31, 2004
	Actual	Pro Forma	Pro Forma As Adjusted(1)
		(in thousands)
Stockholders’ equity:
Common stock, par value $0.001 per share; 25,000,000 shares authorized; 2,059,270 shares issued and outstanding, actual; 3,801,965 shares issued and outstanding, pro forma; and shares issued and outstanding, pro forma as adjusted	$2	$4
Additional paid-in capital	27,118	43,417
Retained deficit	(2,042)	(2,042)

Total stockholders’ equity	$25,078	$41,379

(1)	Excludes shares of common stock that may be issued pursuant to the underwriters’ over-allotment option.

DILUTION

Our net asset value as of December 31, 2004 was approximately $25.1 million, or $12.18 per share of our common stock. Net asset value per share represents the amount of our total assets minus our total liabilities, divided by the 2,059,270 shares of our common stock that were outstanding on December 31, 2004. Our pro forma net asset value as of December 31, 2004 was approximately $41.4 million, or $10.88 per share of our common stock, which gives effect to

•	the issuance of 134,067 units in connection with additional investments in January 2005;

•	the issuance of 1,175,963 shares of our common stock in connection with the exercise of 1-year warrants prior to our election to be regulated as a business development company; and

•	the issuance of 298,598 shares of our common stock in connection with the cancellation of 5-year warrants to purchase 597,196 shares of our common stock prior to our election to be regulated as a business development company.

After giving effect to the sale of              shares of our common stock in this offering at the initial public offering price of $             and after deducting the underwriting discount and estimated offering expenses payable by us, our pro forma net asset value as of December 31, 2004 would have been approximately $             million, or $             per share. This represents an immediate increase in pro forma net asset value of $             per share to our existing stockholders and an immediate dilution of $             per share to new investors who purchase our common stock in the offering at the initial public offering price. The following table shows this immediate per share dilution:

Assumed initial public offering price per share			$
Actual net asset value per share as of December 31, 2004		$12.18
Increase in net asset value per share attributable to the additional investments in January 2005 (1)		$0.26
Decrease in net asset value per share attributable to the exercise of 1-year warrants (1)		$(0.63)
Decrease in net asset value per share attributable to cancellation of 5-year warrants and the related issuance of shares of our common stock (1)		$(0.93)

Pro forma net asset value per share as of December 31, 2004, before giving effect to this offering (1)		$10.88
Increase in net asset value per share attributable to new investors in this offering	$

Pro forma net asset value per share after this offering			$

Dilution per share to new investors			$

(1)	The following table describes the components of changes in pro forma net asset value per share as of December 31, 2004.

	Net Asset Value	Net Proceeds	Common Shares Outstanding	Common Shares Issued	Net Asset Value per Share	Increase/ (Decrease) in Net Asset Value per Share
Actual, as of December 31, 2004	$25,078,133		2,059,270		$12.18
Additional investment in January 2005		$3,870,810		268,134		$0.26

	28,948,943		2,327,404		$12.44
Exercise of 1-year warrants		12,429,929		1,175,963		$(0.63)

	41,378,872		3,503,367		$11.81
Cancellation of 5-year warrants and related issuance of common stock		—		298,598		$(0.93)

Pro forma, as of December 31, 2004	$41,378,872		3,801,965		$10.88

The following table summarizes, as of December 31, 2004, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering, before deducting the underwriting discount and estimated offering expenses payable by us.

	Common Stock Purchased		Total Consideration		Average Price Per Share
	Number	Percent	Amount	Percent
Existing stockholders	2,059,270%		$29,889,080%		$14.51
New investors

Total		100%		$100%

To the extent the underwriters’ over-allotment option is exercised, or any outstanding options are exercised, there will be further dilution to new investors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involve risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements; Market Data” and elsewhere in this prospectus.

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We primarily finance privately-held companies backed by leading venture capital and private equity firms as well as certain publicly-traded companies.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Since our incorporation, we have been taxed as a corporation under Subchapter C of the Code. On or prior to January 1, 2006, we intend to elect to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

Portfolio and Investment Activity

We commenced investment operations in September 2004. During the three months ended December 31, 2004, we extended our first commitments to invest in six new portfolio companies representing $21.7 million of investments, of which $16.7 million was invested and outstanding as of December 31, 2004, in five new portfolio companies. We also extended to one additional portfolio company a commitment to invest $5.0 million in structured mezzanine debt of which $3.5 million was funded in January 2005.

At December 31, 2004, the weighted average yield on all our outstanding debt investments (excluding cash and cash equivalents) was approximately 13.2%, which included a weighted average facility fee of approximately 1.2% of the committed capital of our five investments. Yields are computed using interest rates as of December 31, 2004 and include amortization of loan facility fees, original issue discount, commitment fees and market premium or discount over the expected life of the debt investment, weighted by their respective costs when averaged.

We generate revenue in the form of interest income on debt securities and capital gains, if any, on warrants or other equity-related securities that we acquire in our portfolio companies. In addition, we generate revenue in the form of commitment and facility fees and, to a lesser extent, due diligence fees. Any such fees will be generated in connection with our investments and recognized as earned or, in some cases, recognized over the life of the loan. Our investments will generally range from $3.0 million to $15.0 million, with an expected average of $3.0 million to $5.0 million. These investments will have a term of between two and seven years and typically bear interest at a rate ranging from 8.0% to 14.0%. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, which may be required to be included in income prior to receipt. In some cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Interest on debt securities is generally payable monthly or quarterly, with amortization of principal typically occurring over the term of the security for emerging-growth and expansion-stage companies. Loans to established companies may include little to no amortization and generally represent long term facilities with up to seven years to maturity. In addition, most loans may also include an interest only period ranging from three to 18 months. In limited instances where we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date.

Results of Operations

We commenced operations on February 2, 2004 and as a result, there is no period with which to compare our results of operations for the period from February 2, 2004 (commencement of operations) through December 31, 2004.

For the Period from February 2, 2004 (commencement of operations) through December 31, 2004

For the period from February 2, 2004 through December 31, 2004, interest income totaled $214,100. We expect to generate additional interest income as we continue to invest the net proceeds from our private offerings in technology-related companies.

Operating expenses during the period from February 2, 2004 through December 31, 2004 totaled $2.3 million. This amount consisted mainly of employee compensation of $1.2 million and a non-cash stock option expense of $680,000 under FAS 123 related to options and warrants granted in connection with our June 2004 private offering and options granted to employees in December 2004, as well as other general and administrative expenses.

For the period from February 2, 2004 through December 31, 2004, the decrease in net assets resulting from operations was $2.0 million.

Financial Condition, Liquidity and Capital Resources

We were initially capitalized with approximately $2.6 million in proceeds from the sale of preferred stock in February 2004. In June 2004, we completed an additional private offering of 904,636 units at a price of $30.00 per unit. Each unit consisted of two shares of our common stock and two warrants to purchase one share of our common stock at a price of $15.00 per share. All of our then outstanding preferred stock was exchanged for units immediately prior to the closing of our private offering in June 2004. We received approximately $23.9 million in total net proceeds from the June 2004 offering, net of placement fees and other offering and organizational expenses.

We intend to generate cash primarily from the net proceeds of this offering as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. After we have used the net proceeds of this offering, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act.

Off-Balance Sheet Arrangement

We expect in the normal course of business to have unfunded commitments to extend credit. Unfunded commitments to provide funds to portfolio companies will not be reflected on our balance sheet. Our unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold.

Bridge or Warehouse Financing

We expect to enter into a bridge loan facility or a warehouse facility to provide us with additional capital to invest prior to the completion of this offering.

Securitization Facility

In an effort to increase our return on equity and the number of loans that we can originate, we anticipate that we may seek to secure commercial paper or other conduits with established providers of such facilities. In addition, we plan to aggregate pools of funded loans using such conduits until a sufficiently large diversified pool of funded loans is created which can then be securitized. We do not intend to securitize any warrants or other equity securities that we receive in connection with any loans we make. There can be no assurance that we will be able to complete this securitization strategy or that it will be successful.

Dividends

To date, we have not paid any dividends. We intend to elect to be taxed as a RIC under Subchapter M of the Code on or prior to January 1, 2006. We intend to distribute quarterly dividends to our stockholders following our election to be treated as a RIC.

As long as we qualify as a RIC, we will not be taxed on our “investment company taxable income” or realized net capital gains, to the extent that such taxable income and gains are distributed to stockholders on a timely basis. We may be required, however, to pay federal income taxes on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we failed to qualify as) a RIC that are recognized within the next 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” Annual tax distributions generally will differ from net income for the fiscal year due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income. In order to qualify as a RIC under Subchapter M of the Code, and to avoid corporate level tax on our income, we must, in general, for each taxable year, (1) have in effect at all times during the taxable year an election to be treated as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) distribute (or be treated as distributing) to stockholders at least 90% of our investment company taxable income as defined in the Code and all earnings and profits from periods prior to our qualification as a RIC. We intend to take all steps necessary to qualify for the federal tax benefits allowable to RICs, including distributing annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. Unless a stockholder elects otherwise, these distributions will be reinvested in additional shares of our common stock through our dividend reinvestment plan. While we are a RIC, we generally intend to retain any realized net long-term capital gains in excess of realized net short-term capital losses and to elect to treat such net capital gain as deemed distributed to our stockholders. We may, in the future, make actual distributions to our stockholders of such net capital gains. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company” and “Dividend Reinvestment Plan.” There can be no assurance that we will qualify for treatment as a RIC in any future years.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to (i) the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and (ii) provisions in our future credit facilities, if any. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of status as, and therefore, the federal income tax benefits allowable to, a RIC. We cannot assure stockholders that they will receive any distributions or distributions at any particular level.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2004, approximately 66% of our total assets represented investments in portfolio companies recorded at fair value. Value, as defined in Section 2(a) (41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment, and for our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation.

Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan facility fees, original issue discount, commitment fees and market premium or discount are deferred and amortized into interest income as adjustments to the related loan’s yield over the contractual life of the loan. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible.

Fee Income. Fee income includes fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties and are generally recognized as income when the services are rendered.

Organization and Offering Expenses. Organizational expenses are expensed as incurred. Offering expenses are charged against the proceeds of the offering.

Stock-Based Compensation. We may, from time to time, issue stock options to employees and consultants under our 2004 Equity Incentive Plan. We follow Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (“FAS 123”), to account for stock options granted. Under FAS 123, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of December 31, 2004, all five loans in our portfolio were at fixed rates. Over time some of our investments will be at variable rates. We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments.

BUSINESS

General

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms as well as certain publicly-traded companies. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston and Chicago areas. Our goal is to be the capital provider of choice for technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock.

Our investment objective is to maximize our portfolio’s total return by generating current income from debt investments and capital appreciation from our equity-related investments. We are an internally managed, non-diversified, closed-end investment company that has elected to be treated as a business development company under the 1940 Act, and we intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006.

We commenced investment activities in September 2004. Our investment portfolio, as of December 31, 2004, included structured mezzanine debt investments in five portfolio companies representing $16.7 million of invested capital as well as approximately $8.7 million in cash and cash equivalents. We had also extended to one additional portfolio company an unfunded commitment to invest approximately $5.0 million in structured mezzanine debt of which $3.5 million was funded in January 2005. The weighted average yield on our funded structured mezzanine debt investments at December 31, 2004 was approximately 13.2%, which included a weighted-average facility fee of approximately 1.2% of the committed capital of our five investments.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet, telecommunications, telecommunications equipment and media, and life sciences. Within the life sciences sub-sector, we expect to focus on medical device, bio-pharmaceutical, health care service and information systems companies. We refer to these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

We anticipate that our portfolio will be comprised of investments in technology-related companies at various stages of their development. Our emphasis will be on private companies following or in connection with their first institutional round of equity financing, which we refer to as emerging-growth companies, and private companies in later rounds of financing, which we refer to as expansion-stage companies. To a lesser extent, we will make investments in established companies comprised of private companies in one of their final rounds of equity financing prior to a liquidity event such as an anticipated merger, acquisition or initial public offering, or select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution.

Our investments will generally be in structured mezzanine debt and, to a lesser extent, in senior debt and equity. Structured mezzanine debt is a flexible instrument that may be tailored to meet specific financing needs of prospective portfolio companies. In addition to the structured mezzanine product, we expect to offer other customized financing solutions, including senior secured loans and, in limited instances, we may make direct equity investments. We expect that many of our loans to emerging-growth and expansion-stage companies will include an interest-only period followed by monthly or quarterly principal and interest payments.

Our management team is currently comprised of nine individuals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We expect we will hire additional executives and investment professionals following this offering. The senior members of our management team have originated both debt and equity investments in excess of $1 billion in technology-related companies backed by leading financial sponsors. As a result of this prior investment experience, our management team has developed strong relationships with more than 100 of the leading venture capital and private equity firms. Our executive officers include Mr. Henriquez, our Chairman and Chief Executive Officer, and Mr. Howard, our President. Mr. Henriquez has more than 16 years of operational, investment and board-level experience with venture capital-backed companies in the technology industry sub-sectors we are targeting as both a venture capitalist and specialized technology lender. Mr. Howard has more than 16 years of experience as an originator, underwriter and manager of debt and equity investments in a wide variety of technology-related companies. The majority of our management team has worked with Messrs. Henriquez or Howard previously at other organizations. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our principal executive offices are located at Four Palo Alto Square, 3000 El Camino Real, Suite 200, Palo Alto, California 94306 and our telephone number is 650-813-6200. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information as part of this prospectus.

Our Formation

We were founded by Mr. Henriquez, our Chief Executive Officer, Mr. Howard, our President, and Mr. Harvey, our Chief Legal Officer, in December 2003, and we were incorporated in Maryland on December 18, 2003. We were initially capitalized with approximately $2.6 million in net proceeds from the sale of our preferred stock in February 2004.

In June 2004, we completed a private offering of units, each unit consisting of two shares of our common stock and two warrants to purchase one share of our common stock. We received approximately $23.9 million in total net proceeds from our June 2004 private offering, net of placement fees and before other offering and organizational expenses. All of our outstanding preferred stock was exchanged for units immediately prior to the closing of our June 2004 private offering.

On February 22, 2005, we elected to be regulated as a business development company under the 1940 Act and we intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. See “Regulation” and “Certain United States Federal Income Tax Considerations.”

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy. We believe that continued growth of this sector is supported by ongoing innovation and performance improvements in technology-related products and the adoption of technology across virtually all industries in response to competitive pressures. Technology-related companies have used recent structural market changes to focus on their core competencies and efficient operating structures, and many companies with compelling business prospects have emerged. We believe, therefore, that an attractive market opportunity exists for a specialty finance company focused primarily on structured mezzanine investments in technology-related companies for the following reasons:

•	Technology-related companies are underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing by technology-related companies;

•	Structured mezzanine debt products are less dilutive and complement equity financing from venture capital and private equity funds; and

•	Average valuations for private technology-related companies are lower than in recent years.

Technology-Related Companies Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, in part because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending that has resulted in tightened credit standards in recent years. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies as a result of significant research and development expenditures and high projected revenue growth often render them difficult to evaluate from a credit perspective. The balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which makes the process of valuing that collateral more difficult. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share require an in-depth understanding of technology products and markets. These attributes can make it difficult for lenders to analyze technology-related companies using traditional underwriting methods.

We believe traditional lenders are generally refraining from entering the structured mezzanine debt marketplace for emerging-growth and expansion-stage companies, instead preferring the risk-reward profile of senior debt. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash flows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing by Technology-Related Companies. Private debt capital from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for debt financing to emerging-growth and expansion-stage companies is a function of the level of annual venture equity investment activity. We estimate that debt financing has in the past represented approximately 3% to 8% of the annual venture equity investment activity. The level of equity investment in 2004 into venture capital-backed companies of approximately $20.4 billion (of which approximately 89% was invested in technology-related companies), as reported by VentureOne, is more consistent with historical levels than the peak of over $94 billion in 2000, as reported by VentureOne, and we believe a range of $20 billion to $25 billion annually will be sustainable for future years. Based on this estimate, we anticipate approximately $500 million to $1.8 billion of structured mezzanine lending demand by technology-related companies annually.

We believe that this demand is currently unfulfilled, in part because the historically largest lenders to technology-related companies have exited the market while at the same time lending requirements of traditional lenders have become more stringent. We therefore believe we are entering the structured lending market for technology-related companies at an opportune time.

Structured Mezzanine Debt Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that structured debt securities will continue to be viewed as an attractive source of capital that will augment the capital provided by venture capital and private equity funds. We believe that our structured mezzanine debt products will provide access to growth capital for technology-related companies that may not otherwise be able to obtain financing other than through incremental investments by their existing equity investors. As such, we will provide prospective portfolio companies and their financial sponsors with an opportunity to complement and diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to enable those companies to achieve a higher valuation through internal growth. In addition, because financial-sponsor backed companies have recently been more mature prior to reaching a liquidity event, our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to a liquidity event.

Lower Valuations for Private Technology-Related Companies. During the downturn in technology-related industries that began in 2000, we saw sharp and broad declines in valuations of venture capital and private equity-backed technology-related companies. According to VentureOne, median pre-money valuations for venture capital-backed companies for the nine month period ending September 30, 2004 was $12.9 million, which was similar to 1997 levels, and compares to $25.0 million in 2000 and $16.0 million in 2001. We believe that the valuations currently assigned to venture capital and private equity-backed technology-related companies in private financing rounds will allow us to build a portfolio of equity-related securities at attractive valuation levels.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team. We have assembled a team of senior investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We will concentrate our investing activities in industries in which our investment professionals have extensive investment experience. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured mezzanine investments in over 200 technology-related companies, representing over $1 billion in investments, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies, and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments will have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from our equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities for our debt instruments, taking security interests in the assets of our portfolio companies, requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Our debt investments will typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, we expect, in some cases, to receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe that the valuations currently assigned to technology-related companies in private financing rounds as a result of the recent downturn in technology-related industries will allow us to build a portfolio of equity-related securities at attractive valuation levels, which we believe will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that structure their products to fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured mezzanine debt.

We will use our strong relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We will provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies to established companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally choose to make investments during a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of February 1, 2005, our proprietary SQL-based database system included over 5,000 technology-related companies and over 1,100 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments

We plan to invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured mezzanine debt.

We will generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We expect that such entities will, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 months. Further, we expect that on the date of our investment we will obtain a lien on available assets, which may or may not include intellectual property (other than any tangible assets specifically financed with senior debt), and these companies will have sufficient cash on their balance sheet to amortize their debt for at least nine to 18 months following our investment. We will generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt.

We expect that our loans will generally range from $3 million to $15 million, with an expected average size of between $3 million and $5 million and have maturities of two to seven years, with an expected average term of three years. We will typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period, and our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments will carry fixed or variable contractual interest rates typically ranging from 8% to 14%. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment and facility fees, and to a lesser extent, due diligence fees. In addition, our structured mezzanine debt investments will have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. We generally expect that the warrants typically will be immediately exercisable upon issuance and will remain exercisable for the lesser of seven years or three years after an initial public offering. The exercise prices for the warrants will likely vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions and put rights upon the occurrence of certain events.

Typically, our debt and equity investments will take one of the following forms:

•	Senior Debt. We will seek to invest a limited portion of our assets in senior debt of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also imposes covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We anticipate that our senior debt investments will carry a contractual interest rate between 8% and 12%, will be in an amount between $1 million and $5 million with an average initial principal balance of $2 million, and will have an average term of under three years. In some cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. We expect our senior loans, in certain instances, to be tied to the financing of specific assets.

•

Structured Mezzanine Debt. We will seek to invest a majority of our assets in structured mezzanine debt of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our structured mezzanine investments will generally be the only debt capital on the balance sheet of our portfolio companies, and in many cases we will have a first lien security interest in all of our portfolio company’s assets (other than any tangible assets specifically financed with senior debt). Our structured mezzanine debt investments will typically have maturities of between two and seven years, with full amortization for emerging-growth or expansion-stage companies and little or no amortization for select established companies. We anticipate that our structured mezzanine debt investments will carry a contractual interest rate between 8% and 14% and may include an additional end-of-term payment, will be in an amount between $3 million and $15 million with an average initial principal balance of between $3 million and $5 million (although this investment size may vary proportionately as the size of our capital base changes) and will have an average term of three years. In some cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. We may structure our mezzanine debt investments with restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation rights.

•	Equity-Related Securities. The equity-related securities we hold will consist primarily of warrants or other equity interests obtained in connection with our structured mezzanine debt investments. We expect that, in addition to the warrants received as a part of a structured mezzanine debt financing, we will typically receive the right to make equity investments in a portfolio company in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. Equity-related investments will typically be in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Senior Debt	Structured Mezzanine Debt	Equity Securities
Typical Structure	Term or Revolving Debt	Term Debt with Warrants	Preferred Stock or Common Stock
Investment Horizon	Usually under 3 years	Long Term, ranging from 2 to 7 years, with an average of 3 years	Long Term
Ranking/Security	Senior/First Lien	Senior or Junior Lien	None/Unsecured
Covenants	Generally Comprehensive	Less Restrictive; Mostly Financial; Maintenance-Based	None
Risk Tolerance	Low	Medium	High
Coupon/Dividend	Cash Pay—Floating or Fixed Rate	Cash Pay—Fixed Rate; Payment-in-kind in limited cases	Payment-in kind in limited cases
Customization or Flexibility	Standard	More Flexible	Flexible
Equity Dilution	None to Low	Low	High

Investment Criteria

We have identified several criteria that we believe will prove important in achieving our investment objective with respect to prospective portfolio companies. These criteria provide general guidelines for our investment decisions.

Portfolio Diversification. While we will focus our investments in technology-related companies, we will seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology-related industry sub-sectors and geographies.

Continuing Support from One or More Financial Sponsors. We intend generally to invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors that have meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we will look for representatives of one or more financial sponsors to maintain seats on the board of directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we intend to invest in companies at various stages of development, we will generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or have commitments for their first institutional round of equity financing. We will expect that a prospective portfolio company demonstrate its ability to increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company will be a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We will generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. Specifically, we will require that a prospective portfolio company demonstrate at the time of our proposed investment that it will have cash on its balance sheet, or be in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of nine to 18 months.

Security Interest. In many instances we will generally seek a first priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In some cases we may only obtain a negative pledge covering a company’s intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold will be an important factor in our credit analysis. We will evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments will typically include cross-default and material adverse change provisions, will require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent . In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we will analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team consists of seven professionals and is headed by our Chief Executive Officer, Mr. Henriquez, and our President, Mr. Howard, will be responsible for sourcing potential investment opportunities. The origination team will utilize their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of February 1, 2005, our proprietary SQL-based database system included over 5,000 technology-related companies and over 1,100 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we will perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, evaluation of select management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we will then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals which we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who possesses specific industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses, and, as needed, our Chief Legal Officer. To ensure consistent underwriting, we use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations, accounting policies and the legal and regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically meets with key management of the company and selects its financial sponsors and assembles information critical to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The unanimous approval of our investment committee is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our President, our Chief Legal Officer and, when we fill the position, our Chief Financial Officer. The investment committee will generally meet weekly and more frequently on an as-needed basis.

Documentation

Our documentation group, headed by our Chief Legal Officer, administers the front-end documentation process for our loans. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a portfolio company. This group will negotiate loan documentation and, subject to the approval of the Chief Legal Officer, final documents will be prepared for execution by all parties. The documentation group may leverage external law firms from time to time to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, currently headed by our Chief Legal Officer, administers loans and tracks covenant compliance on our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. We anticipate that our Chief Financial Officer will head our loan and compliance administration group once we fill that position. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management and advises the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the valuation committee of the board regarding the credit and investment ratings for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Rating System. Our loan and compliance administration group uses an investment rating system to characterize and monitor our expected level of returns on both the debt investments and the related warrants or equity positions for each investment in our portfolio. Our loan and compliance administration group monitors and, when appropriate, will recommend changes to investment ratings. Our Chief Executive Officer reviews the recommendations and/or changes to the investment ratings, which will be submitted to the valuation committee and our board of directors for approval. We use the following investment rating system:

Rating	Summary Description
1	Full return of principal and interest expected; Capital gain expected; Portfolio company exceeding plan

2	Full return of principal and interest expected; Potential capital gain; Portfolio company performing in accordance with plan

3	Full return of principal and interest expected; Minimal to no capital gain expected; Portfolio company behind plan and requires close monitoring

4	Full return of principal is expected but some loss of interest likely; No capital gain expected; Portfolio company behind plan and requires close monitoring

5	Partial to full loss of principal and interest expected; No capital gain expected; Portfolio company significantly behind plan

As of December 31, 2004, all of our investments had an investment rating of 2.

Managerial Assistance

As a business development company, we will offer, and will provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we will have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments in technology-related companies. We believe that our specialization in financing technology-related companies will enable us to assess the value of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Employees

We currently have 11 employees, including eight investment and portfolio management professionals, operations professionals and legal counsel, all of whom have extensive prior experience working on financing transactions for technology-related companies. Upon completion of this offering, we intend to hire additional professionals with business lending experience as well as additional administrative personnel and we expect to expand our management team by hiring a Chief Financial Officer and additional Managing Directors within three to six months following the completion of this offering. We believe that our relations with our employees are good.

Corporate Structure and Offices

We are a Maryland corporation and an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Our principal executive offices are located at Four Palo Alto Square, 3000 El Camino Real, Suite 200, Palo Alto, California 94306. We also have two offices in the Boston, Massachusetts area and an office in the Chicago, Illinois area.

Legal Proceedings

Hercules Technology Growth Capital, Inc. is not a party to any pending legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2004, regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the board of directors meetings of our portfolio companies.

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Cost of Investment	Fair Value of Investment
Affinity Express, Inc. 630 Tollgate Road, Suite E Elgin, Illinois 60123	Consumer and Business Services	Senior Debt Common Stock Warrants	$1,683,000 17,000	$1,683,000 17,000

			1,700,000	1,700,000

Gomez, Inc.	Software	Senior Debt	2,965,000	2,965,000
610 Lincoln Street Waltham, Massachusetts 02451		Preferred Stock Warrants	35,000	35,000

			3,000,000	3,000,000

Metreo, Inc.	Software	Senior Debt	4,950,000	4,950,000
3500 West Bayshore Road Palo Alto, California 94303		Preferred Stock Warrants	50,000	50,000

			5,000,000	5,000,000

Occam Networks, Inc.	Communications	Senior Debt	2,969,000	2,969,000
77 Robin Hill Road Santa Barbara, California 93117		Preferred and Common Stock Warrants	31,000	31,000

			3,000,000	3,000,000

Talisma Corp.	Software	Subordinated Debt	3,951,000	3,951,000
10900 NE 4th Street, Suite 1510 Bellevue, Washington 98004		Preferred Stock Warrants	49,000	49,000

			4,000,000	4,000,000

Total Investments			$16,700,000	$16,700,000

Affinity Express, Inc.

Affinity Express is a business process outsourcing company that provides digital asset management services and electronic document creation services to client firms.

Gomez, Inc.

Gomez supplies enterprise solutions that help companies achieve and maintain the performance of their mission-critical Internet applications. Gomez provides performance measurement, benchmarking and competitive analysis to companies across all industry segments, including financial services, e-commerce, information technology and travel.

Metreo, Inc.

Metreo delivers e-business software that enables suppliers to evaluate customer sales requests and recommend profitable responses. Metreo offers manufacturers and distributors a suite of supplier-driven solutions that they can use to negotiate profitable deals.

Occam Networks, Inc.

Occam Networks, Inc. (NASDAQ: OCCM.OB) designs, develops and markets a suite of broadband loop carriers (BLCs). Occam’s BLC’s are Ethernet and Internet protocol (IP) based and enable telecommunications service providers to offer voice, broadband and IP services from a single access network. Occam supplies its products to local and regional telecommunications carriers, independent telephone companies and international telecommunications carriers that deliver or wish to deliver voice, data, Internet access and video services to the residential, small and medium business and large enterprise markets over existing copper telephone lines.

Talisma Corporation

Talisma Corporation is a leading provider of multi-channel Customer Resource Management (CRM) software. The software integrates email, chat, real-time collaboration, and telephony applications with a multi-channel interaction management platform. In addition, the software offers comprehensive analytics and a fully integrated system-wide knowledgebase and customer database.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers who serve at the discretion of the board of directors. Our board of directors currently consists of three members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and two who are not interested persons and who we refer to as our independent directors. We anticipate that an additional independent director will be elected to our board of directors within 12 months of the completion of this offering.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., Four Palo Alto Square, 3000 El Camino Real, Suite 200, Palo Alto, California 94306.

Name	Age	Positions
Interested Director (1)
Manuel A. Henriquez	41	Chairman of the Board of Directors and Chief Executive Officer

Independent Directors
Joseph W. Chow (2)(3)(4)(5)	53	Director
Allyn C. Woodward, Jr. (2)(3)(4)(5)	57	Director

Executive Officers
Manuel A. Henriquez	41	Chairman of the Board of Directors and Chief Executive Officer
Glen C. Howard	48	President
H. Scott Harvey	51	Chief Legal Officer and Chief Compliance Officer

Key Employees
Samir Bhaumik	41	Managing Director
Kathleen Conte	58	Managing Director
Roy Y. Liu	44	Managing Director
Parag I. Shah	33	Managing Director
Shane A. Stettenbenz	34	Chief Technology Officer

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an officer of the Company.
(2)	Member of the Audit Committee.
(3)	Member of the Valuation Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and Chief Executive Officer since December 2003. Prior to co-founding Hercules Technology Growth Capital, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Independent Directors

Joseph W. Chow has served as a director since February 2004. Mr. Chow is Executive Vice President and Chief Risk and Corporate Administration Officer at State Street Corporation, having retired from the company in September 2003 and rejoined it in August 2004. Prior to September 2003, Mr. Chow was Executive Vice President and Head of Credit and Risk Policy at State Street. Before joining State Street in 1990, Mr. Chow worked at Bank of Boston in various international and corporate banking roles and specialized in the financing of emerging-stage high technology companies from 1983 to 1989. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received an M.C.P. from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward is Vice Chairman of Adams Harkness Inc. Adams Harkness is a member of the NYSE, an independent institutional research, brokerage and investment banking firm headquartered in New England. Prior to joining Adams Harkness in June 1995, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President, Manager and Co-founder of the Wellesley, Massachusetts office and more recently as Senior Executive Vice President and Chief Operating Officer in Santa Clara, California. Silicon Valley Bank is a commercial bank headquartered in Santa Clara, California whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England where he was employed from 1963 to 1990. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University. Mr. Woodward is currently a Director and Chairman of the Compensation Committee of Lecroy Corporation and a former Director of Viewlogic Systems, Inc. and Cayenne Software, Inc. He also serves on the Board of Directors of two private companies and is on the Board of Advisors of several venture capital firms. Mr. Woodward is also on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 300-bed community hospital located in Newton, Massachusetts. Mr. Woodward is also on the Board of Overseers, the Investment Committee and the Finance Committee of Babson College in Babson Park, Massachusetts.

Executive Officers who are not Directors

Glen C. Howard is a co-founder of the Company and has been our President since December 2003. Mr. Howard has over 18 years of experience with structured finance and financing public and private technology-related companies. Prior to co-founding Hercules Technology Growth Capital, Mr. Howard served as a Principal with Pearl Street Group, a specialty finance company, from May 2001 to October 2003. From September 1999 to May 2001, Mr. Howard was a Managing Director of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company. Prior to that, Mr. Howard was a Senior Associate of Comdisco Ventures from February 1997 to September 1999. Mr. Howard was a senior member of the investment team at Comdisco Ventures that originated over $2.5 billion of equipment lease, debt and equity transactions from 1997 to 2001. Prior to joining Comdisco Ventures, Mr. Howard was Vice President of Comdisco, Inc. where he was actively involved in the management and marketing of structured finance products to private and public technology-related companies. Mr. Howard received a B.S. in Systems Industrial Engineering from the University of Arizona and an M.B.A. from Saint Mary’s College.

H. Scott Harvey is a co-founder of the Company and has been our Chief Legal Officer since December 2003. Mr. Harvey has over 20 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to joining Hercules Technology Growth Capital, Mr. Harvey was in a diversified private practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

Key Employees

Samir Bhaumik joined the Company in November 2004 as a Managing Director. Mr. Bhaumik previously served as Vice President-Western Region of the New York Stock Exchange from March 2003 to October 2004. Prior to working for the New York Stock Exchange, Mr. Bhaumik was Senior Vice President of Comerica Bank, previously Imperial Bank from April 1993 to February 2003. Mr. Bhaumik received a B.A. from San Jose State University and an M.B.A from Santa Clara University. He serves on the advisory boards of Santa Clara University Leavey School of Business, Junior Achievement of Silicon Valley and the American Electronics Association- Bay Area council.

Kathleen Conte joined the Company as a Managing Director of Life Sciences in November 2004. From December 2003 to November 2004, she worked as an independent consultant. From 1993 to December 2003, she served as Senior Vice President at Comerica Bank running its West Coast Life Sciences Group. Ms. Conte was at Prudential Capital Corporation from 1987 to 1993 originating structured private placements. Prior to that she spent 13 years at Wells Fargo Bank in various lending positions. Ms. Conte holds a B.A. degree and an M.B.A. from the University of Delaware.

Roy Y. Liu joined the Company as a Managing Director in April 2004. Mr. Liu has over 20 years experience in operations and finance of technology companies. Formerly, Mr. Liu was a Vice President at GrandBanks Capital, an early-stage, information technology-focused venture capital firm. From 2000 to 2002, Mr. Liu was a founding principal of VantagePoint Structured Investments, a debt fund affiliated with VantagePoint Venture Partners. Prior to joining VantagePoint, Mr. Liu was VP Finance and Chief Financial Officer for toysmart.com, Inc. Prior to joining toysmart.com, he was a First Vice President and co-founded Imperial Bank’s Emerging Growth Industries Boston office in 1997, where he focused specifically on debt financing for venture-backed companies. Prior to co-founding Imperial Bank’s Emerging Growth Industries Boston office, Mr. Liu was the Chief Financial Officer of Microwave Bypass Systems, Inc. Prior to joining Microwave Bypass, Mr. Liu was Vice President and head of the High Tech Lending group for State Street Bank & Trust Co. Mr. Liu started his finance career in the Acquisition Finance Division of the Bank of Boston. Prior to his career in finance, Mr. Liu worked four years at IBM in research and product development. He holds a B.S. degree in Electrical Engineering and an M.B.A. from the University of Michigan.

Parag I. Shah joined the Company in November 2004 as Managing Director of Life Sciences. From April 2000 to April 2004, Mr. Shah served as a Senior Vice President in Imperial Bank’s Life Sciences Group, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelors degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Shane A. Stettenbenz joined the Company in February 2004 as Vice President— Information Systems and has served as Chief Technology Officer since December 2004. Mr. Stettenbenz previously served as an IT Director for VantagePoint Venture Partners from May 2001 to June 2003. Prior to that, Mr. Stettenbenz was an IT Manager for Comdisco Ventures, a division of Comdisco, Inc. from May 1997 to May 2001. Mr. Stettenbenz attended San Jose State University from 1991 to 1995 while majoring in Management Information Systems.

Board of Directors

The number of directors is fixed at five, and we currently have three directors serving. We expect that one additional independent director will be elected to our board of directors within 12 months of the completion of this offering.

Our board of directors is divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2005, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2006, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2007. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Mr. Chow’s term expires in 2005, Mr. Woodward’s term expires in 2006 and Mr. Henriquez’s term expires in 2007. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Until February 2007, JMP Asset Management LLC will have the right to designate one observer to attend meetings of our board of directors, other than executive sessions, committee meetings or subcommittee meetings consisting solely of independent directors. After the expiration of the initial two year period, the independent directors on our board will consider, on an annual basis, the extension of such observation rights for an additional one year period. Upon certain events resulting in a change of control of JMP Asset Management LLC, its observation rights will immediately terminate.

Compensation of Directors

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $20,000 and an additional $1,500 per each meeting of the board attended. Employee directors and non-independent directors will not receive compensation for serving on the board. Independent directors who serve on board committees will receive cash compensation in addition to the compensation they receive for service on our board of directors. The chairperson of each committee of our board of directors receives an additional $10,000 per year and all committee members receive an additional $1,500 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of the board of directors.

In June 2004, prior to our election to be regulated as a business development company, we granted options under our 2004 Equity Incentive Plan to purchase 30,000 shares of our common stock at $15.00 per share to each of Messrs. Chow and Woodward. These options vest at a rate of 50% on each of the first two anniversaries of the grant date. Under current SEC rules and regulations applying to business development companies, a business development company may not grant options to non-employee directors. Following the completion of this offering, we expect to apply for exemptive relief from the SEC to permit us to grant additional options to purchase our common stock to our non-employee directors as a portion of their compensation for service on our board of directors.

Committees of the Board of Directors

Audit Committee. Our board of directors has established an audit committee. The audit committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards, and, following the addition of our third independent director within 12 months of the completion of this offering, such director will become a member of the audit committee. Mr. Chow serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the audit committee held one meeting.

Valuation Committee. Our board of directors has established a valuation committee. The valuation committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and, following the addition of our third independent director within 12 months of the completion of this offering, such director will become a member of the valuation committee. Mr. Woodward serves as chairman of the valuation committee. The valuation committee is responsible for reviewing and recommending to the full board the fair value of debt and equity securities that are not publicly traded. The valuation committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The valuation committee held no meetings during the last fiscal year.

Compensation Committee. Our board of directors has established a compensation committee. The compensation committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and, following the addition of our third independent director within 12 months of the completion of this offering, such director will become a member of the compensation committee. Mr. Woodward serves as chairman of the compensation committee. The compensation committee determines compensation for our executive officers, in addition to administering our 2004 Equity Incentive Plan, which is described below. During the last fiscal year, the compensation committee held eight meetings.

Nominating and Corporate Governance Committee. Our board of directors has established a nominating and corporate governance committee. The nominating and corporate governance committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and, following the addition of our third independent director within 12 months of the completion of this offering, such director will become a member of the nominating and corporate governance committee. Mr. Chow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will nominate to the board of directors for consideration candidates for election as directors to the board of directors.

Until investment funds controlled by Farallon Capital Management, L.L.C. beneficially own less than 10% of our outstanding common stock, Farallon Capital Management, L.L.C. has the right to recommend one person to our nominating and corporate governance committee for consideration as a nominee to our board of directors, provided that such person qualifies as an independent director under the 1940 Act.

Until investment funds controlled by JMP Asset Management LLC beneficially own less than 10% of our outstanding common stock, JMP Asset Management LLC has the right to recommend two people to our nominating and corporate governance committee for consideration as a nominee to our board of directors, provided that such persons qualify as independent directors under the 1940 Act.

Compensation of Executive Officers

Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following table sets forth information regarding the compensation earned by our directors and our three highest paid executive officers (collectively, they are referred to as “Compensated Persons”) in all capacities during the fiscal year ending December 31, 2004. No compensation is paid to directors, in their capacity as such, who are “interested persons.”

Summary Compensation Table

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses (1)	Securities Underlying Options/ SARS (#)		Directors’ Fees Paid by the Company (2)
Independent Directors:
Joseph W. Chow	$32,000	—	30,000		$32,000
Allyn C. Woodward, Jr.	33,500	—	30,000		33,500
Executive Officers:
Manuel A. Henriquez	191,667	—	850,000	(3)	—
Glen C. Howard	160,625	—	362,817	(4)	—
H. Scott Harvey	131,773	—	25,641	(5)	—

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Consists only of directors’ fees we paid in 2004. Such fees are also included in the column titled “Aggregate Compensation from the Company.”
(3)	Represents (i) options to purchase 125,000 shares of our common stock at an exercise price per share equal to $15.00, (ii) 1-year warrants to purchase 62,500 shares of our common stock and 5-year warrants to purchase 62,500 shares of our common stock at an exercise price per share initially equal to $15.00 and reduced to $10.57 pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants, and (iii) options to purchase 300,000 shares of our common stock at an exercise price per share equal to $15.00, 1-year warrants to purchase 150,000 shares of our common stock at an exercise price per share equal to $15.00 and 5-year warrants to purchase 150,000 shares of our common stock at an exercise price per share equal to $15.00 that expired on December 31, 2004, in each case as issued under our 2004 Equity Incentive Plan.
(4)	Represents (i) options to purchase 48,077 shares of our common stock at an exercise price per share equal to $15.00, (ii) 1-year warrants to purchase 24,038 shares of our common stock and 5-year warrants to purchase 24,038 shares of our common stock at an exercise price per share initially equal to $15.00 and reduced to $10.57 pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants, and (iii) options to purchase 133,332 shares of our common stock at an exercise price per share equal to $15.00, 1-year warrants to purchase 66,666 shares of our common stock at an exercise price per share equal to $15.00 and 5-year warrants to purchase 66,666 shares of our common stock at an exercise price per share equal to $15.00 that expired on December 31, 2004, in each case as issued under our 2004 Equity Incentive Plan.
(5)	Represents (i) options to purchase 12,821 shares of our common stock at an exercise price per share equal to $15.00 and (ii) 1-year warrants to purchase 6,410 shares of our common stock and 5-year warrants to purchase 6,410 shares of our common stock at an exercise price per share initially equal to $15.00 and reduced to $10.57 pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants, in each case as issued under our 2004 Equity Incentive Plan.

Option Grants in Last Fiscal Year

The following table sets forth information concerning options and warrants to purchase shares of our common stock granted to our Compensated Persons.

Option Grants During 2004

Name	Number of securities underlying option		Expiration date	Percent of total options granted to employees in fiscal year		Potential realizable value at assumed annual rates of stock price appreciation for option term(6)
						5%		10%
Manuel A. Henriquez	62,500 62,500 600,000 125,000	(1) (2) (4)	6/17/2005 6/17/2009 12/31/2004 6/23/2011	4.83 4.83 46.38 9.66	% % % %	$ $ $ $	33,031 182,519 222,256 763,313	$ $ $ $	66,062 403,318 439,280 1,778,845

Glen C. Howard	24,038 24,038 266,664 48,077	(1) (3) (4)	6/17/2005 6/17/2009 12/31/2004 6/23/2011	1.86 1.86 20.62 3.72	% % % %	$ $ $ $	12,704 70,198 98,779 293,583	$ $ $ $	25,410 155,119 195,233 684,172

H. Scott Harvey	6,410 6,410 12,821	(1) (5)	6/17/2005 6/17/2009 6/23/2011	0.50 0.50 0.99	% % %	$ $ $	3,387 18,719 78,292	$ $ $	6,775 41,364 182,453

Joseph W. Chow	30,000		6/23/2011	2.32%			$183,195		$426,923

Allyn C. Woodward, Jr.	30,000		6/23/2011	2.32%			$183,195		$426,923

(1)	Represents shares issuable upon the exercise of 1-year common stock warrants. The exercise price of such 1-year warrants was reduced from $15.00 per share to $10.57 per share pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants in connection with our election to be regulated as a business development company under the 1940 Act. The expiration date for all such 1-year warrants was accelerated to the date prior to our filing with the SEC of an election to be regulated as a business development company under the 1940 Act and all such 1-year warrants not exercised prior to such date were canceled.
(2)	Represents shares issuable upon the exercise of 5-year common stock warrants. In connection with our election to be regulated as a business development company under the 1940 Act, 5-year warrants to purchase 66,592 shares of our common stock were cancelled and, in connection with such cancellation, 33,296 shares of our common stock were issued to Mr. Henriquez.
(3)	Represents shares issuable upon the exercise of 5-year common stock warrants. In connection with our election to be regulated as a business development company under the 1940 Act, 5-year warrants to purchase 30,572 shares of our common stock were cancelled and, in connection with such cancellation, 15,286 shares of our common stock were issued to Mr. Howard.
(4)	Reflects a special option grant to Messrs. Henriquez and Howard, which expired on December 31, 2004, to allow them to make an additional investment subsequent to, and on the same terms as, our June 2004 offering.
(5)	Represents shares issuable upon the exercise of 5-year common stock warrants. In connection with our election to be regulated as a business development company under the 1940 Act, 5-year warrants to purchase 3,798 shares of our common stock were cancelled and, in connection with such cancellation, 1,899 shares of our common stock were issued to Mr. Harvey.
(6)	The amounts shown on this table represent hypothetical gains that could be achieved for the respective options or warrants if exercised at the end of the term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options or warrants were granted to their expiration date. The gains shown are net of the applicable exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on exercises will depend on the future performance of our common stock, the holder’s continued employment through the option or warrant period and the date on which the options or warrants are exercised. If our common stock does not increase in value after the grant date of the options and warrants, the options and warrants are valueless.

Employment Agreements

We expect to enter into employment agreements with Messrs. Henriquez and Howard, who we refer to as our senior executive officers. We expect that Mr. Henriquez’s employment agreement will provide for a three-year term. However, one year before the expiration of the agreement, we expect that its term will be automatically renewed for an additional year, unless either party has given three months advance written notice that the automatic extensions are to cease. We expect that Mr. Howard’s employment agreement will provide for a one-year term, subject to automatic renewal for additional one year terms unless either party has given three months advance written notice that the automatic extensions are to cease. We expect that their employment agreements will contain provisions regarding base salary, bonus compensation, equity incentive awards and provisions governing death, disability, termination for cause, resignation for good reason and non-competition covenants.

2004 Equity Incentive Plan

We have adopted, and our stockholders have approved, the 2004 Equity Incentive Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan, our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees and directors.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 5,000,000 shares of common stock. However, our compensation committee does not anticipate granting awards under the 2004 Equity Incentive Plan in excess of the sum of (i) 10% (or 12% if the initial public offering price of our common stock in this offering equals or exceeds $17 per share) of our fully-diluted equity capitalization at the time of this offering (the “Management Reservation”), and (ii) any awards granted to our independent directors. In connection with this offering and subject to limitations imposed on us as a business development company, we expect that our compensation committee will approve additional awards under the 2004 Equity Incentive Plan equal to up to 10% (or 12% if the initial public offering price of our common stock in this offering equals or exceeds $17 per share) of the shares of our common stock issued in this offering. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock, as determined by our compensation committee. Options granted under the 2004 Equity Incentive Plan may be exercised for a period of no more than seven years from the date of grant. Unless sooner terminated by our board of directors, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Equity Incentive Plan after that date.

In connection with certain awards made under the 2004 Equity Incentive Plan prior to this offering, we issued warrants to purchase one share of common stock with up to a 1-year term, which we refer to as the “1-year warrants”, and warrants to purchase one share of common stock with a 5-year term, which we refer to as the “5-year warrants”. The 1-year warrants and 5-year warrants issuable to executive officers and other key employees under our 2004 Equity Incentive Plan are generally subject to the same terms and conditions as the warrants included in the units offered by us in our June 2004 private placement, except that the warrants issued in connection with option grants under the 2004 Equity Incentive Plan will be transferable only by will or intestacy. See “Description of Capital Stock—5-Year Warrants.”

In connection with our election to be regulated as a business development company, the exercise price for all of our outstanding 1-year warrants and 5-year warrants, including those granted under the 2004 Equity Incentive Plan, was reduced to $10.57 per share, the net asset value per share of our common stock on the date of determination, in accordance with the terms of such warrants. All 1-year warrants, including those outstanding under the 2004 Equity Incentive Plan, that were not exercised in connection with our election to be regulated as a business development company were canceled. In addition, 5-year warrants, including those granted under the 2004 Equity Incentive Plan, to purchase an aggregate of 597,196 shares of our common stock were canceled pro rata among holders of 5-year warrants and 298,598 shares of our common stock were simultaneously issued to such holders at a rate of one share of common stock for two 5-year warrants so cancelled, in each case in accordance with the terms of such warrants. Following our election to be regulated as a business development company, 5-year warrants to purchase an aggregate of 673,223 shares of our common stock remained outstanding at an exercise price per share equal to $10.57. We do not anticipate issuing any additional 5-year warrants under the 2004 Equity Incentive Plan.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Our compensation committee administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. Our compensation committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such optionholder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Awards under the 2004 Equity Incentive Plan will be granted to our executive officers and other employees as determined by our compensation committee at the time of each issuance. In connection with this offering, we expect that our compensation committee will approve the grant of:

•	options to purchase an aggregate of shares common stock to our officers and employees other than Messrs. Henriquez, Howard and Harvey;

•	an option to Mr. Henriquez to purchase shares of common stock;

•	an option to Mr. Howard to purchase shares of common stock; and

•	an option to Mr. Harvey to purchase shares of common stock.

The exercise price per share for all such options will be equal to the public offering price of our common stock in this offering. Including the foregoing anticipated grants, the outstanding options granted to our executive officers and other employees will represent approximately         % of our fully-diluted equity capitalization following completion of this offering. We expect that, subject to compliance with applicable regulations governing business development companies, we will grant additional awards to our officers and employees following the closing of this offering covering the additional         % of our fully-diluted equity capitalization contemplated by the 2004 Equity Incentive Plan. The options and warrants granted to our executive officers and employees in connection with this offering (including those granted following the closing of this offering described in the preceding sentence) will vest over a three-year period, one-third after one year and monthly thereafter. The options granted to our independent directors vest over two years, in equal installments on each of the first two anniversaries of the date of grant. All other options and awards granted under the 2004 Equity Incentive Plan in connection with our June 2004 private offering are fully vested.

Option Grants to Non-Employee Directors

Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options to non-employee directors. In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2003, we entered into an engagement letter with JMP Securities LLC, an underwriter in this offering. The engagement letter expired on June 16, 2004. Pursuant to the engagement letter, we offered to JMP Securities LLC the opportunity to act as the initial purchaser and placement agent in connection with our June 2004 private offering. As compensation for the services rendered, we agreed to pay to JMP Securities LLC an aggregate amount equal to 7% of the gross proceeds of the private offering, subject to limited exceptions in connection with sales of our securities to persons affiliated with us. In addition, we agreed to reimburse JMP Securities LLC, upon its request, for up to $150,000 of its reasonable out-of-pocket expenses. We have agreed to indemnify JMP Securities LLC, its affiliates and other related parties against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that such persons may be required to make for these liabilities.

The engagement letter also provides that if we pursue an offering of our equity securities, including this offering, during the one year period following the closing of our June 2004 private offering, JMP Securities LLC will have, subject to certain limitations, a right of first refusal to act as lead managing underwriter in such offering and shall be entitled to receive, as compensation therefor, a market-rate underwriting fee, not to exceed 7% of the gross proceeds of any public offering, or a placement fee equal to 6% of the gross proceeds of any private offering.

In February 2004, we issued and sold 400 shares of our Series A-1 preferred stock to JMP Group LLC, the ultimate parent entity of JMP Securities LLC, for an aggregate purchase price of $2.5 million and, in connection with such sale, we paid a $175,000 placement fee to JMP Securities LLC. In addition, we issued and sold 100 shares of our Series A-2 preferred stock to an entity related to Mr. Henriquez for an aggregate purchase price of $125,000, and we issued and sold 100 shares of our Series A-2 preferred stock to Mr. Howard for an aggregate purchase price of $125,000. In June 2004, each share of Series A-1 preferred stock and Series A-2 preferred stock was exchanged for 208.3333 units with the same terms as the units sold in our June 2004 private offering.

In connection with the issuance of our Series A-1 preferred stock and Series A-2 preferred stock, we entered into a registration rights agreement with the holders of our Series A-1 preferred stock and Series A-2 preferred stock. In June 2004, in connection with the conversion of the Series A preferred stock, the registration rights agreement entered into in connection with the issuance of our preferred stock was terminated and the shares of our common stock issued upon conversion were included in the registration rights agreement entered into in connection with our June 2004 private offering. See “Description of Capital Stock—Registration Rights.”

In connection with our June 2004 private offering, we agreed to obtain the approval of each of JMP Asset Management LLC and Farallon Capital Management, L.L.C. for each investment made by us. This arrangement has been terminated in connection with our election to be regulated as a business development company.

In accordance with a letter agreement dated June 22, 2004 between us and JMP Group LLC, in January 2005 we issued and sold 72,000 units to funds managed by JMP Asset Management LLC at a price equal to $30.00 per unit, less a $2.10 initial purchaser’s discount per unit.

In August 2000, Mr. Henriquez acquired an interest in JMP Group LLC, the ultimate parent entity of our lead underwriter. Mr. Henriquez’s interest represents approximately 0.1% of the fully-diluted equity of JMP Group LLC.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of February 22, 2005, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of February 22, 2005 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on (i) 3,801,965 shares of common stock outstanding as of February 22, 2005 (which gives effect to the exercise of 1-year warrants to purchase an aggregate 1,175,963 shares of our common stock, the cancellation of outstanding 5-year warrants to purchase an aggregate of 597,196 shares of our common stock and the related issuance of 298,598 shares of our common stock at a rate of one share of common stock for every two warrants to purchase one share of common stock so cancelled, in each case in connection with our election to be regulated as a business development company as provided for in the agreements governing those warrants), and (ii)              shares of common stock to be outstanding after the offering.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Hercules Technology Growth Capital, Inc., Four Palo Alto Square, 3000 El Camino Real, Suite 200, Palo Alto, California 94306.

	Shares of Common Stock Beneficially Owned
	Before Offering		After Offering
Name and Address	Number Of Shares	Percentage of Class	Number of Shares	Percentage of Class
Principal Stockholders:

JMP Group LLC (1) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	1,085,564	27.4%

Farallon Capital Management, L.L.C. (2) One Maritime Plaza, Suite 1325 San Francisco, CA 94111	941,240	23.9%

Cornell Place, LLC (3) 225 Broadway, 15th Floor New York, NY 10007	627,496	16.1%

Jolson 1996 Trust (4)	376,497	9.8%

Gruber & McBaine Capital Management, LLC (5) 50 Osgood Place San Francisco, CA 94133	313,752	8.2%

Willow Creek Capital Partners, LP (6) 300 Drake’s Landing, Suite 230 Greenbrae, CA 94904	230,412	6.0%

	Shares of Common Stock Beneficially Owned
	Before Offering		After Offering
Name and Address	Number Of Shares (1)	Percentage of Class	Number of Shares	Percentage of Class

Directors and Executive Officers

Manuel A. Henriquez (7)	533,372	13.3%

Glen C. Howard (8)	244,867	6.3%

H. Scott Harvey (9)	23,933	*

Allyn C. Woodward, Jr.	—	—

Joseph W. Chow (10)	5,647	*

All directors and executive officers as a group (5 persons) (11)	807,819	19.7%

*	Less than 1%.
(1)	Includes 152,797 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. JMP Group LLC may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds for which its wholly-owned subsidiary, JMP Asset Management LLC, acts as either general partner or investment adviser. JMP Group LLC and JMP Asset Management LLC each disclaim beneficial ownership of all shares held of record by the funds to the extent attributable to partnership or equity interests therein held by persons other than JMP Group LLC, JMP Asset Management LLC, or their affiliates. Joseph A. Jolson serves as Chief Executive Officer of JMP Group LLC.
(2)	Includes 132,480 shares of common stock that can acquired upon the exercise of outstanding 5-year warrants. Farallon Capital Management, L.L.C. may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds affiliated with Farallon Capital Management, L.L.C.
(3)	Includes 88,323 shares of common stock that can acquired upon the exercise of outstanding 5-year warrants.
(4)	Includes 323,503 shares of our common stock and 52,994 shares of our common stock that can be acquired upon the exercise of outstanding 5-year warrants held by the Jolson 1996 Trust. Joseph A. Jolson serves as the trustee of the Jolson 1996 Trust and, as a result, may be deemed to beneficially own such shares of common stock, including such 5-year warrants to purchase shares of common stock. This does not include 54,996 shares of our common stock and 9,008 shares of our common stock that can be acquired upon the exercise of outstanding 5-year warrants held by The Jolson Family Foundation. Mr. Jolson may be deemed to beneficially own the shares of common stock, including the 5-year warrants to purchase shares of common stock held of record by The Jolson Family Foundation, for which he serves as the President. Mr. Jolson disclaims beneficial ownership of all such shares held by The Jolson Family Foundation.
(5)	Includes 44,159 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. Gruber & McBaine Capital Management, LLC may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds for which Gruber & McBaine Capital Management, LLC acts as general partner and certain affiliates of Gruber & McBaine Capital Management, LLC.
(6)	Includes 74,501 shares of our common stock and 17,663 shares of our common stock that can be acquired upon the exercise of outstanding 5-year warrants held by Willow Creek Capital Partners, LP, and includes 111,752 shares of common stock and 26,496 shares of common stock that can acquired upon the exercise of outstanding 5-year warrants held by Willow Creek Offshore Fund.
(7)	Includes 75,075 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 125,000 shares of common stock that can be acquired upon the exercise of outstanding options. Includes shares of our common stock and 5-year warrants held by The Henriquez Family Trust.
(8)	Includes 34,466 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 48,077 shares of common stock that can be acquired upon the exercise of outstanding options. Includes shares of our common stock and 5-year warrants held by The Howard Family Trust.
(9)	Includes 4,279 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 12,821 shares of common stock that can be acquired upon the exercise of outstanding options.
(10)	Includes 794 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants.
(11)	Includes 114,614 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 185,898 shares of common stock that can be acquired upon the exercise of outstanding options.

The following table sets forth the dollar range of our securities owned by our directors.

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Family of Investment Companies
Independent Directors
Joseph W. Chow	$10,001-$50,000	$10,001-$50,000
Allyn C. Woodward, Jr.	$1-$10,000	$1-$10,000

Interested Director
Manuel A. Henriquez	over $100,000	over $100,000

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

At December 31, 2004, approximately 66% of our total assets represented investments in portfolio companies recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity-related securities, each investment is valued using industry valuation benchmarks, and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $             transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive dividend distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at                      or by phone at                     .

REGULATION

We have elected to be treated as a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. A business development company is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

–	is organized under the laws of, and has its principal place of business in, the United States;

–	is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

–	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Significant Managerial Assistance

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—If we incur debt, it could increase the risk of investing in our company.”

Code of Ethics

We have adopted and will maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is filed as an exhibit to the registration statement of which this prospectus forms a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

In connection with this offering, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, although we cannot provide any assurance that we will receive any such exemptive relief, we expect to request that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Our Taxation as a Corporation under Subchapter C of the Code and not as a Regulated Investment Company

Until such time as we elect to be treated and qualify as a RIC under Subchapter M of the Code, and for any other period in which we fail to qualify as a RIC, we will be taxed as a corporation under Subchapter C of the Code and will therefore be subject to corporate-level federal income tax on all of our income at regular corporate rates. We will not be able to deduct distributions to stockholders, nor will they be required to be made. We do not currently intend to make distributions to our stockholders unless we elect to be treated as a RIC. If we do make any distributions prior to such election, such distributions to the extent of our current and accumulated earnings and profits would be taxable to our stockholders and, provided certain holding period and other requirements were met (if made in a taxable year beginning on or before December 31, 2008), could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate applicable to U.S. stockholders taxed as individuals. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we elect to be treated as a RIC (or if we were to seek to requalify as a RIC in a subsequent taxable year), we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we were not (or in which we failed to qualify as) a RIC. In addition, as a RIC, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we failed to qualify as) a RIC that are recognized within the next 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. We may or may not make this election. If we do make the election, we will mark our portfolio to market at the time of our RIC election, pay tax on any resulting taxable income, and distribute resulting earnings at that time or before the end of the first tax year in which we qualify as a RIC. Except as stated otherwise, the remainder of this discussion assumes we will elect to be treated as a RIC.

Election to be Taxed as a Regulated Investment Company

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code on or before January 1, 2006. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or realized capital gains that we distribute to our stockholders as dividends. We may be required, however, to pay federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below), and we must distribute all of our earnings and profits for periods prior to our qualification as a RIC. In addition, in order to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Conversion to Regulated Investment Company Status

We intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. Prior to that date, we will be taxable as a regular corporation under Subchapter C of the Code (a “C corporation”). We anticipate that, on the effective date of that election, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. We may or may not make this election. Any such corporate level tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period and the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.

One requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable as a C corporation. We intend to accomplish this by paying to our stockholders in the first quarter of the tax year for which we make a RIC election a cash dividend representing all of our accumulated earnings and profits for the period from our inception through the end of the prior tax year. As of December 31, 2004, we had no accumulated earnings and profits. The actual amount of that dividend will be based on a number of factors, including our results of operations through the end of the prior tax year. The dividend, if any, of our accumulated earnings and profits will be taxable to stockholders as ordinary income. The dividend will be in addition to the dividends we intend to pay (or be deemed to have distributed) during 2005 equal to our net income for 2005.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. (However, as described above, we will be subject to federal income taxes on certain dispositions of assets that had built-in gains as of the effective date of our conversion to RIC status. In addition, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets were acquired.) We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

–	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

–	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Our transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Following the effective date of our election to be treated as a RIC, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated, and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. See “Election to be Taxed as a Regulated Investment Company” above.

Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may, in the future, make actual distributions of realized net long-term capital gains in excess of realized net short-term capital losses for our stockholders.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning on or before December 31, 2008, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.) In addition, in respect of taxable years beginning before January 1, 2008, we will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. stockholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. stockholder, to the extent such distributions are properly designated by us, and (ii) with respect to distributions (other than distributions to an individual Non-U.S. stockholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by us. The cash dividend(s) we intend to pay to our stockholders representing all of our accumulated earnings and profits, if any, for the period from our inception through the effective date of our election to be treated as a RIC, generally will be taxable to Non-U.S. stockholders in the same manner as other dividend distributions described above.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2008) would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, as amended and restated immediately prior to the completion of this offering, our authorized capital stock will consist of 25,000,000 shares of common stock, par value $0.001 per share, of which immediately after this offering              shares will be outstanding. Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As of February 22, 2005, there were 3,801,965 shares of common stock outstanding and 31 stockholders of record and outstanding options and warrants to purchase 946,659 shares of our common stock. The following table sets forth certain information regarding our authorized shares and shares outstanding as of February 22, 2005.

Title of Class	Amount Authorized	Amount Held By Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	25,000,000	—	3,801,965

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

5-Year Warrants

As of February 22, 2005, we have outstanding 5-year warrants to purchase an aggregate of 673,223 shares of our common stock. These warrants were issued as part of the units that we sold in our prior private financings and were issued either under our warrant agreement with American Stock Transfer & Trust Company, as warrant agent, or pursuant to the terms of our 2004 Equity Incentive Plan. Each 5-year warrant is exercisable until June 17, 2009 and entitles the holder thereof to purchase one share of our common stock. In connection with our election to be regulated as a business development company, the exercise price per share for all of our 5-year warrants was reduced from $15.00 per share to $10.57 per share, the net asset value per share of our common stock on the date of determination, in accordance with the terms of the warrant agreement or the applicable warrant certificate. The 5-year warrants provide that if we issue additional shares of our common stock at a price less than the then applicable exercise price per share of the 5-year warrants at any time at or prior to the closing of this offering, the 5-year warrant exercise price will be subject to a weighted-average anti-dilution adjustment based upon the number of shares so issued and the per share price therefor. In addition, the warrant agreement, restricts the transfer of warrants outstanding thereunder to transactions involving the transfer of at least 4,000 shares (or securities convertible into or exchangeable for shares) of our common stock.

Registration Rights

In connection with our June 2004 private offering of units (each unit consisting of two shares of our common stock, a warrant to purchase one share of our common stock exercisable for one year and a warrant to purchase one share of our common stock exercisable for five years, in each case subject to adjustment as provided for in the warrant agreement), we entered into a registration rights agreement with JMP Securities LLC, the initial purchaser and placement agent in that offering, and the lead underwriter in this offering.

Pursuant to the registration rights agreement and subject to certain exceptions, we have agreed to use our best efforts to file with the SEC on or prior to the later of (i) March 19, 2005 (270 days after the date of the registration rights agreement), and (ii) 30 days after completion of this offering and the related distribution of the shares sold hereunder, a shelf registration statement to cover resales of the shares of common stock underlying the units, including the shares of common stock underlying the warrants, held by all holders entitled to registration rights under the registration rights agreement. Immediately following this offering, holders of approximately              shares of our common stock will be entitled to have their shares (and their warrants) included in the shelf registration statement.

We will use our best efforts to cause such shelf registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such shelf registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

Because we have elected to be regulated as a business development company under the 1940 Act, if any holder of our common stock or warrants beneficially owns three percent of our outstanding common stock, then the holders of warrants will be entitled to have any or all of their warrants included in the shelf registration statement on the same terms and subject to the same conditions as holders of registrable securities. We expect that we will be required to include such warrants in the shelf registration statement.

Notwithstanding the foregoing, we will be permitted to prohibit offers and sales of common stock and warrants pursuant to the registration statement under certain circumstances and subject to certain conditions. Each security will cease to be a registrable security under the registration rights agreement on the earlier of (i) the date on which it has been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 or may be sold pursuant to Rule 144(k) under the Securities Act, (iii) the date on which it is sold to us, or (iv) the date on which all registrable securities proposed to be sold by a holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

If, following this offering, any one of the following occurs and registrable securities (including warrants) that are entitled to registration rights under the registration rights agreement are outstanding and are held by the original holders thereof or their permitted transferees:

•	if the shelf registration statement is not filed with the SEC on or prior to the later of (i) March 19, 2005 (270 days from the date of the registration rights agreement), and (ii) 30 days after the completion of this offering and the related distribution of the shares sold hereunder;

•	the shelf registration statement covering all of the registrable securities required to be included therein is not declared effective by the SEC on or prior to 90 days after the filing thereof; or

•	subject to the permitted black-out periods under the registration rights agreement, after the shelf registration statement has been declared effective by the SEC such registration statement ceases to be effective or usable in connection with resales of registrable securities during the period in which it is required to be effective, then a registration default will be deemed to have occurred. In the case of a registration default, we will pay additional dividends to each holder of shares of our common stock. The amount of additional dividends payable during the fiscal quarter in which a registration default has occurred and is continuing will equal $0.0625 per share of common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) and will escalate at the end of such quarter and at the end of each quarter thereafter by an additional $0.0625 per share of common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like), up to a maximum amount of additional dividends of $0.25 per share of common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) per quarter. Following the cure of all registration defaults, additional dividends will cease to accrue with respect to such registration default.

We expect that the terms of Mr. Henriquez’s and Mr. Howard’s employment agreements will provide that their base salaries will be reduced to an annual rate of 50% of their then base salaries and their incentive bonus opportunities will be reduced to zero in the event of, and during the continuation of, a registration default.

We will use our best efforts to cause the shelf registration statement to be effective, subject to permitted exceptions, until June 22, 2006 (the date that is two years from the date of the registration rights agreement) or such shorter period of time that will terminate when each of the registrable securities ceases to be a registrable security under the registration rights agreement.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter requires us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In addition, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. and their affiliates on terms similar to those afforded to our directors and officers under our charter and bylaws in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Prior to the effectiveness of such election, our bylaws provide that a majority of our entire board may fill any vacancy resulting from an increase in the size of our board and a majority of the remaining directors in office, whether or not constituting a quorum, may fill any vacancy occurring for any other reason, and directors elected to fill such vacancies will serve until the next annual meeting of stockholders and until their successors are duly elected and qualify.

Under Maryland law (unless the charter provides otherwise, and our charter does not), a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the board of directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. In addition, our board of directors has adopted a resolution exempting any business combination with certain investment funds managed by JMP Asset Management LLC and certain investment funds managed by Farallon Capital Management, L.L.C. from the provisions of the Business Combination Act. We have agreed with such investment funds that we will not repeal or amend such provision of our bylaws prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. If these resolutions are repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

Our directors and executive officers have agreed with the underwriters not to sell any shares of our stock they own for a period of 180 days from the date of this offering. In addition, certain of our current stockholders have agreed with the underwriters not to sell any shares of our stock they own for a period of              days from the date of this offering. This agreement, referred to as a “lock-up agreement,” may be waived by JMP Securities, LLC as representative of the underwriters. Notwithstanding the foregoing, we have agreed, and are permitted pursuant to the terms of the lock-up agreements, to file a shelf registration statement covering all of the shares of our common stock and warrants (and all of the shares of common stock underlying the warrants) outstanding prior to this offering shortly after the completion of this offering. See “Description of Capital Stock—Registration Rights.”

Upon the completion of this offering, as a result of the issuance of                      shares of common stock, we will have                      shares of our common stock outstanding of which                      shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file a registration statement in respect of the shares of common stock and warrants, and the shares of common stock for which the warrants are exercisable, that are restricted securities.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors—Risks Related to this Offering.”

Lock-Up Agreements

We and our executive officers and directors will be subject to agreements with the underwriters that restrict our and their ability to transfer their stock for a period of up to 180 days from the date of this prospectus In addition, certain of our current stockholders have agreed with the underwriters not to sell any shares of our stock they own for a period of              days from the date of this offering. After the lock-up agreements expire, an

aggregate of                      additional shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period specified in the agreement without the prior written consent of JMP Securities. These lock-up agreements do not restrict the transfer of shares of common stock issued pursuant to our dividend reinvestment plan. The filing of the shelf registration statement pursuant to the registration rights agreement will be an exception to our lock-up agreement, although certain shareholders whose shares are registered in the registration statement may still be subject to lock-up agreements.

Stock Options

As of February 22, 2005, there were options to purchase 273,436 shares as well as 5-year warrants to purchase approximately 57,700 shares of our common stock outstanding under our 2004 Equity Incentive Plan. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates and, in the case of some of the options, the expiration of lock-up agreements.

We intend to file a registration statement under the Securities Act covering                      shares of common stock reserved for issuance under our 2004 Equity Incentive Plan. The registration statement is expected to be filed, subject to compliance with any applicable lock-up agreement, as soon as practicable after the completion of this offering.

Registration Rights

Following this offering, some of our securityholders will, under some circumstances, have the right to require us to register their shares for future sale. See “Description of Capital Stock—Registration Rights.”

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We have entered into an underwriting agreement with the underwriters named below. Subject to the terms and conditions contained in the underwriting agreement, we have agreed to sell to the underwriters, and the underwriters have agreed to purchase from us, the respective numbers of shares of our common stock set forth below.

Underwriters	Number of Shares
JMP Securities LLC

Total

The underwriting agreement provides that the obligations of the underwriters are subject to certain conditions precedent and that the underwriters will purchase all shares of the common stock if any of these shares are purchased. The underwriters are obligated to take and pay for all of the shares of common stock offered in this offering, other than those covered by the over-allotment option described below, if any are taken.

The underwriters have advised us that they propose to offer the shares of common stock to the public at the offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $              per share. The underwriters may allow, and the dealers may re-allow, a concession not in excess of $              per share to some other dealers. After the offering, the offering price and other selling terms may be changed by the underwriters.

Pursuant to the underwriting agreement, we have granted to the underwriters an option, exercisable for 30 days after the initial closing, to purchase up to                      additional shares of common stock at the offering price, less the underwriting discounts and commissions set forth on the cover page of this prospectus, solely to cover over-allotments. To the extent that the underwriters exercise their option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

We, each of our directors and executive officers, and certain of our stockholders have agreed, subject to specified exceptions, not to offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to any shares of common stock or any options or warrants to purchase any share of common stock, or any securities convertible into or exchangeable for shares of common stock owned as of the date of this prospectus or thereafter acquired directly by those holders (other than any such shares issued pursuant to our dividend reinvestment plan) or with respect to which they have the power of disposition, without the prior written consent of JMP Securities LLC. With respect to us, our directors, and executive officers, this restriction terminates at the close of trading on the 180th day after (and including) the day the common stock issued in this offering commences trading on the Nasdaq National Market and with respect to the other stockholders, this restriction terminates at the close of trading on the              day after (and including) the day the common stock issued in this offering commences trading on the Nasdaq National Market. However, JMP Securities LLC may, in its sole discretion and at any time or from time to time before the termination of the 180-day or             -day period, without notice, release all or any portion of the securities subject to lock-up agreements. There are no existing agreements between JMP Securities LLC and any of our stockholders who have executed a lock-up agreement providing consent to the sale of shares prior to the expiration of the lock-up period. Pursuant to the registration rights agreement, we are obligated to file a registration statement covering all of our shares and warrants outstanding prior to this offering within 30 days of the closing of this offering and to have such registration statement declared effective within 90 days of its filing with the SEC. This registration statement will be an exception to our lock-up requirement.

The underwriters have advised us that they do not intend to confirm sales to any account over which they exercise discretionary authority.

The following table summarizes the underwriting discount to be paid to the underwriters by us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid By Us
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

We expect to incur expenses, other than the underwriting discount referred to above, of approximately $              in connection with this offering.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and, in certain circumstances, to contribute to payments that the underwriters may be required to make in respect thereof.

Until the distribution of the common stock is completed, rules of the SEC may limit the ability of the underwriters to bid for and purchase the common stock. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize, maintain or otherwise affect the price of the common stock.

If the underwriters create a short position in common stock in connection with the offering, i.e., if they sell a greater aggregate number of shares of common stock than is set forth on the cover page of this prospectus, the underwriters may reduce the short position by purchasing shares of our common stock in the open market. This is known as a “syndicate covering transaction.” The underwriters may also elect to reduce any short position by exercising all or part of the over-allotment option described above.

Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of our common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

The underwriters may also impose a penalty bid on some selling group members. This means that if the underwriters purchase common stock in the open market to reduce the selling group members’ short position or to stabilize the price of the common stock, they may reclaim the amount of the selling concession from the selling group members who sold those shares of common stock as part of the offering.

In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of the purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resale of the security. If these activities are commenced, they may be discontinued by the underwriters at any time.

Some of the underwriters and/or their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us and our portfolio companies.

This public offering is being conducted pursuant to the requirements of Rule 2810 of the Conduct Rules of the NASD.

The address of JMP Securities LLC is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ropes & Gray LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, have audited our financial statements and financial highlights at December 31, 2004 and for the period February 2, 2004 (commencement of operations) to December 31, 2004, as set forth in their report. We have included our financial statements and financial highlights in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of December 31, 2004	F-3
Schedule of Investments as of December 31, 2004	F-4
Statement of Operations for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-5
Statement of Changes in Net Assets for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-6
Statement of Cash Flows for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-7
Financial Highlights for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-8
Notes to Consolidated Financial Statements	F-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Hercules Technology Growth Capital, Inc.

We have audited the accompanying statement of assets and liabilities of Hercules Technology Growth Capital, Inc., including the schedule of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and cash flows and financial highlights for the period from February 2, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included correspondence with each portfolio company. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. at December 31, 2004, the results of its operations, the changes in its net assets and its cash flows, and the financial highlights for the period from February 2, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/    Ernst & Young LLP

San Francisco, California

January 26, 2005

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

Assets
Investments, at value (cost $16,700,000)	$16,700,000
Deferred loan origination revenue	(285,232)
Cash and cash equivalents	8,678,329
Interest receivable	80,902
Prepaid expenses	20,942
Property and equipment	35,231
Other	2,500

Total assets	25,232,672

Liabilities
Accounts payable and accrued expenses	154,539

Net assets	$25,078,133

Net assets consist of:
Par value	$2,059
Paid-in capital in excess of par value	27,117,896
Accumulated net investment loss	(2,041,822)

Total net assets	$25,078,133

Shares of common stock outstanding ($0.001 par value, 25,000,000 authorized)	2,059,270

Net asset value per share	$12.18

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

(The following investments are all United States enterprises.)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(3)	Value(4)
Affinity Express, Inc.(1) (6.78%)*	Consumer and Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$700,000	$683,000	$683,000
		Common Stock Warrants		17,000	17,000

Affinity Express, Inc.(2) (3.99%)	Consumer and Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$1,000,000	1,000,000	1,000,000

Total Affinity Express, Inc.				1,700,000	1,700,000

Occam Networks, Inc.(2) (11.96%)	Communications	Senior Debt Matures December 2007 Interest rate 11.95%	$3,000,000	2,969,000	2,969,000
		Preferred Stock Warrants		14,000	14,000
		Common Stock Warrants		17,000	17,000

Total Occam Networks, Inc.				3,000,000	3,000,000

Gomez, Inc.(2) (11.96%)	Software	Senior Debt Matures December 2007 Interest rate 12.25%	$3,000,000	2,965,000	2,965,000
		Preferred Stock Warrants		35,000	35,000

Total Gomez, Inc.				3,000,000	3,000,000

Metreo, Inc.(1) (19.94%)	Software	Senior Debt Matures November 2007 Interest rate 10.95%	$5,000,000	4,950,000	4,950,000
		Preferred Stock Warrants		50,000	50,000

Total Metreo, Inc.				5,000,000	5,000,000

Talisma Corp.(2) (15.96%)	Software	Subordinated Debt Matures December 2007 Interest rate 11.25%	$4,000,000	3,951,000	3,951,000
		Preferred Stock Warrants		49,000	49,000

Total Talisma Corp.				4,000,000	4,000,000

Total investments (66.59%)				$16,700,000	$16,700,000

*	Value as a percent of net assets
(1)	Investment made in November 2004.
(2)	Investment made in December 2004.
(3)	Tax cost at December 31, 2004 equals book cost. The Company has no gross unrealized appreciation or depreciation.
(4)	All investments are restricted at December 31, 2004, and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the issuer are outstanding.

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF OPERATIONS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

Investment income:
Interest	$214,100
Expenses:
Employee compensation	1,164,504
Stock option costs	680,000
General and administrative	388,885
Organization costs	15,000
Depreciation	7,533

Total operating expenses	2,255,922

Net investment loss and decrease in net assets resulting from operations	$(2,041,822)

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF CHANGES IN NET ASSETS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

	Common Stock		Preferred Stock		Paid-In Capital	Net Investment Loss	Net Assets
	Shares	Par Value	Shares	Par Value
Balance, February 2, 2004 (commencement of operations)	—	$—	—	$—	$—	$—	$—
Issuance of convertible preferred stock, net of placement fees	—	—	600	1	2,574,999	—	2,575,000
Issuance of common shares, net of offering costs	1,809,270	1,809	—	—	23,863,146	—	23,864,955
Conversion of preferred stock to common stock	250,000	250	(600)	(1)	(249)	—	—
Stock options granted	—	—	—	—	680,000	—	680,000
Net investment loss	—	—	—	—	—	(2,041,822)	(2,041,822)

Balance, December 31, 2004	2,059,270	$2,059	—	$—	$27,117,896	$(2,041,822)	$25,078,133

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF CASH FLOWS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(2,041,822)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Depreciation	7,533
Stock option cost	680,000
Purchase of investments	(16,700,000)
Change in operating assets and liabilities:
Increase in interest receivable	(80,902)
Increase in prepaid expenses	(20,942)
Increase in other assets	(2,500)
Increase in accounts payable and accrued expenses	154,539
Increase in deferred loan origination revenue	285,232

Net cash used in operating activities	(17,718,862)

Cash flows from investing activities
Purchase of property and equipment	(42,764)

Cash flows from financing activities
Net proceeds from issuance of convertible preferred stock	2,575,000
Net proceeds from issuance of common stock	23,864,955

Net cash provided by financing activities	26,439,955

Net increase in cash	8,678,329
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$8,678,329

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

Per share net operating performance:
Beginning net asset value	$15.00	(1)
Offering costs	(1.81)
Dilutive effect of converting 600 convertible preferred shares into 250,000 common shares	(0.35	)(2)
Net investment loss	(0.99)
Paid in capital from stock options granted	0.33
Net asset value, December 31, 2004	$12.18

Total return	(18.80	)%(3)

Ratios and supplemental data:
Net assets, December 31, 2004	$25,078,133
Ratio of net operating expense to average net assets	8.81	%(3)
Ratio of net investment loss to average net assets	7.95	%(3)
Portfolio turnover rate	N/A

(1)	On June 29, 2004, the Company completed its sale of common shares in a private placement.
(2)	Immediately after the sale, 600 convertible preferred shares were converted into 125,000 units (See Note 5).
(3)	Not annualized. The investment return reflects the change in net asset value of a common share. Company shares were issued in a private placement and are not publicly traded. Therefore, market value total investment return is not presented.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

1.    Organization

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003. The Company commenced operations on February 2, 2004, when it sold 600 shares of convertible preferred stock to investors.

The Company is an investment company and intends to be regulated under the Investment Company Act of 1940 (the “Act”) as a business development company (“BDC”).

2.     Significant Accounting Policies

The accompanying financial statements are presented using accounting principles generally accepted in the United States (“U.S. GAAP”). Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statement and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Investments

Security transactions are recorded on the trade-date basis.

The Company invests in private non-convertible debt (“Debt”) and carries its investments at fair value, as determined in good faith by the Board of Directors. An unrealized loss is recorded when the Debt has decreased in value, including where collection of a loan is doubtful, or there is a change in the underlying collateral, a change in the borrower’s ability to pay, or other factors lead to a determination of a lower valuation. Conversely, an unrealized gain is recorded when the Debt has appreciated in value.

In certain Debt arrangements, warrants also are received from the borrower. The Company determines the cost basis of the warrants received based upon their respective fair value on date of receipt in proportion to the total fair value of the Debt and warrants received. Warrants are valued at fair value as determined by the Board of Directors, with unrealized gains and losses included in operations. In valuing warrants, the Board of Directors determines the fair value based upon the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, and other factors.

There is no single standard for estimating fair value. As a result, estimating fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Board of Directors estimates fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Due to the uncertainty inherent in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the value that would have been used if a ready market existed, and the differences could be material.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Recognition

Interest in loans is computed using a method that results in a level rate of return on principal amounts outstanding. The difference between the face amount of a loan, and its cost basis, is accreted into income over the term of the loan. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, we will place the loan on non-accrual status and cease recognizing interest income. There were no loans on non-accrual status during the period ended December 31, 2004.

Loan origination fees are deferred and amortized into interest income as adjustments to the related loan’s yield over the contractual life of the loan. The Company had $285,232 of unearned fees at December 31, 2004.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes.

Depreciation and Amortization

Equipment is depreciated on a straight-line basis over an estimated useful life of five years. Software is amortized over three years.

Federal Income Taxes

The Company is taxed under Subchapter C of the Internal Revenue Code and therefore is subject to corporate-level federal and state income tax.

The Company accounts for income taxes in accordance with the provisions of Financial Accounting Standards No. 109, Accounting for Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Organization Expenses

Organization expenses, totaling $15,000, were expensed upon commencement of operations.

Offering Costs and Placement Fees

Offering costs and placement fees are charged to paid-in capital when shares of the Company are issued.

Stock-Based Compensation

The Company follows Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“FAS 123”), to account for stock options granted. Under FAS 123, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

3.    Purchases and Sales of Securities

The Company purchased securities, excluding cash equivalents, during the period ended December 31, 2004, totaling $16,700,000.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

4.    Income Taxes

At December 31, 2004, the Company had a federal net operating loss carryforward (“NOL”) of approximately $1.2 million, expiring on December 31, 2020, that can be applied to offset future taxable income. The NOL may also be available for state tax purposes, but may be available in a lesser amount and for a shorter period of time. A deferred tax asset totaling approximately $570,000 ($510,000 from NOL and $60,000 from accrued expenses), calculated by applying enacted federal and state tax rates to the NOL and accrued expenses, is available to the Company. A full valuation reserve has been established for the deferred tax asset since upon the planned election to be taxed as a regulated investment company under the Internal Revenue Code, any portion of the NOL and other deferred tax assets that have not been utilized is anticipated to be substantially or completely eliminated.

5.    Shareholders’ Equity

The Company is authorized to issue 25,000,000 shares of common stock and 1,000 shares of preferred stock, each with a par value of $0.001. Each share of common and convertible preferred stock entitles the holder to one vote.

On February 2, 2004, the Company sold 600 shares of convertible preferred stock for gross proceeds of $2,750,000 ($2,575,000 net of the placement fee of $175,000) to officers of the Company and affiliates of the placement agent.

In June 2004, the Company sold, in a private placement 904,635 units for $27,139,080 ($23,864,955 net of underwriting fees and offering costs of $3,274,125), and all the convertible preferred stock was converted into 125,000 units on a 208.333-for-1 basis. Each unit consists of two shares of common stock, which are accompanied by a warrant to purchase one share of common stock within one year, and a warrant to purchase one share of common stock within five years. Each warrant has an exercise price of $15.00 per share.

In conjunction with the company’s election to convert itself into a BDC, 55% of the 5 year warrants are subject to mandatory cancellation under the terms of a Warrant Agreement. Simultaneous with the cancellation of the 5 year warrants, the warrant holder will receive one share of common stock for every two warrants cancelled (see Note 11).

In addition, under the terms of the Warrant Agreement, in the event the Company notifies its warrant holders of its intention to be regulated as a BDC, the exercise price of all warrants will be adjusted to the then current net asset value of the common stock, subject to certain conditions described in the Warrant Agreement (see Note 11).

6.    Related-Party Transactions

The Henriquez Family Trust (the “Trust”) and Glen C. Howard, President of the Company (the “President”) were each issued 100 shares of convertible preferred stock for a total of $250,000 in February, 2004. The Trust is affiliated with Manuel A. Henriquez, Chairman of the Board of Directors and Chief Executive Officer of the Company (the “CEO”).

In connection with the June offering, the CEO and President received a special purpose grant allowing them to purchase 866,664 common shares at $15.00 per share, which expired on December 31, 2004 (see Note 11).

JMP Group LLC (the “LLC”), formerly known as Jolson Merchant Partners Group LLC, purchased 400 shares of convertible preferred stock in February 2004 for $2,500,000, and in connection therewith, the Company paid a placement fee of $175,000 to JMP Securities LLC (“JMP”), the placement agent for such offering. The CEO owns approximately 0.1% of the fully diluted equity of the LLC.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Company is internally managed and pays no management fee or advisory fees to third parties.

7.     Equity Incentive Plan

The Company has authorized and adopted an equity incentive plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 5,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

Each employee stock option to purchase two shares of common stock may be accompanied by a warrant to purchase one share of common stock within one year and a warrant to purchase one share of common stock within five years. Both options and warrants had an exercise price of $15.00 per share on date of grant (see Note 11). The one-year warrants will expire immediately prior to the Company’s election to become a BDC, unless exercised.

A summary of the Company’s common stock options and warrant activity under the 2004 Plan for the period ended December 31, 2004, is as follows:

	Common Stock Options	One-Year Warrants	Five-Year Warrants
Outstanding at February 2, 2004 (commencement of operations)	—	—	—
Granted	273,436	106,718	106,718
Exercised	—	—	—
Expired	—	—	—

Outstanding, December 31, 2004	273,436	106,718	106,718

All of the options granted are 100% vested on the date of grant, except for 60,000 options granted to directors, which vest at approximately 50% per year through June 2006, and 16,000 options granted to employees, which vest at approximately 25% per year through November 2008. All options may be exercised for a period ending seven years after the date of grant.

The Company determined that the fair value of options and warrants granted during the period ended December 31, 2004 was $865,000, of which $680,000 was expensed. The fair value of options granted was based upon a Black-Scholes option pricing model and the following assumptions: the exercise price of the option is $15.00 per share, the fair value of common stock on date of grant is equal to $15.00 per share, the dividend yield is 0%, the risk-free interest rate is equal to the T-bill interest rate with a term equal to the expected life of the option/warrant, and the expected volatility factor is zero. The expected lives of options granted is five years, while the one year warrants have an expected life of six months, 55% of the five year warrants have an expected life of six months, and 45% of the five year warrants have an expected life of five years.

8.    Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans, to its investee companies. The balance of unused commitments to extend credit at December 31, 2004, was $5,000,000. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Company has entered into office leases, with terms of one year or less, for its offices in Palo Alto, Chicago, and Boston totaling approximately $10,000 per month.

The Company does not have a bonus, profit-sharing, or retirement plan, and it terminated its 401(k) plan on December 31, 2004.

9.    Credit Risk

The Company invests in private debt securities. Until the securities are sold or mature, the Company is exposed to credit risk relating to whether the issuer will meet its obligation when it comes due. The Company attempts to limit its risk by conducting extensive due diligence and obtaining collateral on all investments. Collateral consists of receivables, cash, equipment, fixtures, all investment property, deposit accounts, and intangible and intellectual property.

Cash and cash equivalents consist of balances held at a United States bank.

10.    Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these agreements is unknown. However, the Company has no current claims or losses pursuant to these contracts and expects the risk of loss, if any, to be remote.

11.    Subsequent Events

On January 14, 2005, the Company notified all shareholders of its intent to elect to be a BDC under the Act. In connection with the BDC election, and in order to comply with BDC regulatory requirements, the Company intends to cancel up to 55% of all outstanding five year warrants, with the warrant holder receiving one share of common stock for every two warrants cancelled. In connection with the cancellation, the exercise price of all remaining one and five year warrants purchased by shareholders was modified, and changed from $15.00 to $10.57.

On January 26, 2005, the CEO, the President, the LLC and four employees purchased 40,000, 13,500, 72,000 and 8,567 units for $1,200,000, $405,000, $2,008,800 and $257,010, respectively.

HERCULES TECHNOLOGY

GROWTH CAPITAL, INC.

Until                     , 2005 (25 days after the date of this prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Hercules Technology Growth Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A—Information Required in a Prospectus”:

2. Exhibits

Exhibit Number	Description

a*	Form of Articles of Amendment and Restatement.

b*	Form of Amended and Restated Bylaws.

d*	Specimen certificate of the Company’s common stock, par value $.001 per share.

e*	Form of Dividend Reinvestment Plan.

h*	Form of Underwriting Agreement.

i.1*	Amended and Restated 2004 Equity Incentive Plan.

i.2*	Form of Incentive Stock Option Award under the Amended and Restated 2004 Equity Incentive Plan.

j*	Form of Custody Agreement between the Company and Union Bank of California.

k.1*	Form of Registrar, Transfer Agency and Service Agreement between the Company and American Stock Transfer & Trust Company.

k.2*	Engagement Letter dated December 16, 2003 between Condor Capital Partners, Inc. (now known as Hercules Technology Growth Capital, Inc.) and JMP Securities LLC.

k.3	Warrant Agreement dated June 22, 2004 between the Company and American Stock Transfer & Trust Company, as warrant agent.

k.4	Side Letter dated February 2, 2004 between the Company and Jolson Merchant Partners Group LLC (now known as JMP Group LLC).

k.5	Registration Rights Agreement dated June 22, 2004 between the Company and JMP Securities LLC.

k.6*	Letter Agreement between the Company and JMP Asset Management LLC.

k.7*	Letter Agreement between the Company and Farallon Capital Management, L.L.C.

l*	Opinion of Venable LLP.

n.1	Consent of Ernst & Young LLP.

n.2*	Consent of Venable LLP (included in Exhibit l).

n.3	Consent of VentureOne.

p*	Subscription Agreement dated February 2, 2004 between the Company and the subscribers identified therein.

r*	Code of Ethics.

*	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on page 86 of the prospectus is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

Amount
SEC registration fee		$7,062
NASD filing fee		6,500
Nasdaq National Market listing fee		105,000
Accounting fees and expenses		*
Legal fees and expenses		*
Printing expenses		*
Blue sky qualification fees and expenses		*
Transfer Agent’s fee		*
Miscellaneous		*

Total	$	*

*	To be completed by amendment.

The amounts set forth above, except for the SEC, NASD, and Nasdaq National Market fees, are in each case estimated.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of February 22, 2005.

Title of Class	Number of Record Holders
Common stock, par value $.001 per share	31

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. and their affiliates on terms similar to those afforded to our directors and officers under our charter and bylaws in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company.

The Company carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $3,000,000, subject to a $250,000 retention and the other terms thereof.

The Company has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended.

Item 31. Business and Other Connections of Investment Advisor

Not applicable.

Item 32. Location of Accounts and Records

The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, and State of California, on the 22nd day of February, 2005.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Manuel A. Henriquez
Name:	Manuel A. Henriquez
Title:	Chairman of the Board and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Manuel A. Henriquez, Glen C. Howard and H. Scott Harvey and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the SEC, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Manuel A. Henriquez Manuel A. Henriquez	Chairman of the Board and Chief Executive Officer (principal executive officer, and principal financial and accounting officer)	February 22, 2005

/s/ Allyn C. Woodward, Jr. Allyn C. Woodward, Jr.	Director	February 22, 2005

/s/ Joseph W. Chow Joseph W. Chow	Director	February 22, 2005

EXHIBIT INDEX

Exhibit Number	Description

a*	Form of Articles of Amendment and Restatement.

b*	Form of Amended and Restated Bylaws.

d*	Specimen certificate of the Company’s common stock, par value $.001 per share.

e*	Form of Dividend Reinvestment Plan.

h*	Form of Underwriting Agreement.

i.1*	Amended and Restated 2004 Equity Incentive Plan.

i.2*	Form of Incentive Stock Option Award under the Amended and Restated 2004 Equity Incentive Plan.

j*	Form of Custody Agreement between the Company and Union Bank of California.

k.1*	Form of Registrar, Transfer Agency and Service Agreement between the Company and American Stock Transfer & Trust Company.

k.2*	Engagement Letter dated December 16, 2003 between Condor Capital Partners, Inc. (now known as Hercules Technology Growth Capital, Inc.) and JMP Securities LLC.

k.3	Warrant Agreement dated June 22, 2004 between the Company and American Stock Transfer & Trust Company, as warrant agent.

k.4	Side Letter dated February 2, 2004 between the Company and Jolson Merchant Partners Group LLC (now known as JMP Group LLC).

k.5	Registration Rights Agreement dated June 22, 2004 between the Company and JMP Securities LLC.

k.6*	Letter Agreement between the Company and JMP Asset Management LLC.

k.7*	Letter Agreement between the Company and Farallon Capital Management, L.L.C.

l*	Opinion of Venable LLP.

n.1	Consent of Ernst & Young LLP.

n.2*	Consent of Venable LLP (included in Exhibit l).

n.3	Consent of VentureOne.

p*	Subscription Agreement dated February 2, 2004 between the Company and the subscribers identified therein.

r*	Code of Ethics.

*	To be filed by amendment.